UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087
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Manning & Napier Fund, Inc.
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(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450
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(Address of principal executive offices) (Zip Code)

B. Reuben Auspitz 290 Woodcliff Drive, Fairport, NY 14450
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(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880
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Date of fiscal year end: October 31, 2006
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Date of reporting period: November 1, 2005 through October 31, 2006
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1: REPORTS TO STOCKHOLDERS

December 27, 2006

To Shareholders of the following Series of the Manning & Napier Fund, Inc.:

Pro-Blend® Conservative Term Series
Pro-Blend® Moderate Term Series
Pro-Blend® Extended Term Series
Pro-Blend® Maximum Term Series
Tax Managed Series
Equity Series
Overseas Series

Dear Shareholder:

Enclosed are copies of the Annual Reports for each of the above Series of the Manning & Napier Fund in which you owned shares as of October 31, 2006. The reports include information about the Series’ performance as well as portfolio listings as of that date.

You will notice that we have made some changes to the benchmarks against which we measure our performance for the Pro-Blend®, Equity, and Tax Managed Series. These Annual Reports contain information on both the old and new benchmarks. These changes were made to more closely reflect the types of securities in which the Series may invest.

Please contact our Fund Services department at 1-800-466-3863 if you have any questions about your Manning & Napier Fund account.

Sincerely,

/s/ Amy J. Williams
Amy J. Williams
Fund Services Manager

Manning & Napier Fund, Inc.
Equity Series
Annual Report
October 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Equity Series has outperformed its benchmark for the past year, and it has also outperformed its benchmarks for the longer-term current market cycle period (starting April 1, 2000). Because a market cycle includes periods of both rising and falling markets, it is more informative to evaluate investment performance over a market cycle than over periods based only on the calendar.

Over the past year, the economy has continued to give mixed signals while the stock market has made a slow climb to double-digit returns. Each month positive economic data has been followed by negative data adding to the uncertainty of whether the Federal Reserve (the “Fed”) would decide to continue to attempt to constrain inflation through higher interest rates. More recently, the Fed has stopped increasing rates as inflation fears have eased and energy prices declined. At the same time, Gross Domestic Product growth has slowed, but corporate profits continue to grow at a double-digit rate, adding to the conflicting economic news. It is an environment with few trends and one which we feel is well suited to our investment approach.

Over the course of the past year, the Series has benefited primarily from positions in the Information Technology, Consumer Discretionary, and Energy sectors. Overall, however, the Equity Series’ performance has been driven less by broad trends than by selective individual stock opportunities.

During the spring of this year as the sector was experiencing a sharp decline, we increased our position in the Information Technology sector, overweighting our position relative to the Standard & Poor’s 500 Total Return Index. We purchased companies that provide IT security and communications infrastructure, and several holdings in this sector did particularly well during the last three months of the fiscal year.

Many stocks in the consumer sector had fallen out of favor with investors who feared that rising interest rates and a weakening consumer would put a damper on consumers’ ability to purchase big ticket items. We took advantage of the weakness in the Consumer Discretionary sector by purchasing companies whose sales are less affected by rising interest rates, like cable television companies. These stocks did well over the year.

The Series also benefited earlier in the year from its stock positions in the Energy sector. We actively pared back positions and realized gains as they appreciated, dampening the impact of falling energy prices on the Series’ portfolio during more recent months. Despite the recent sell off in these stocks, we continue to maintain holdings in oil services companies that benefit from capital spending in the supply-constrained Energy sector.

Our independent, opportunistic investment approach has helped our clients through a wide variety of market environments, including speculative bull markets, bear markets, and interim periods of volatility, such as we’ve experienced in the last year. The key to our approach is not to simply buy securities that have fallen in price, but to opportunistically seek out those areas of the market that have sound fundamentals in spite of stock price weakness.

We wish you a happy and healthy New Year.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2006 (unaudited)

	Average Annual Total Returns
	As of October 31, 2006

	One	Five	Since
	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - Equity Series[2,3]	20.36%	11.22%	9.66%

Russell 3000® Index[4]	16.37%	8.35%	4.66%

Standard & Poor's (S&P) 500 Total Return Index[5]	16.33%	7.25%	4.17%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Series from its inception1 (5/1/98) to present (10/31/06) to the Russell 3000® Index and the S&P 500 Total Return Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.		S&P 500 Total
Date	Equity Series[2]	Russell 3000® Index	Return Index
5/1/98	$10,000	$10,000	$10,000
10/31/98	7,750	9,635	9,961
10/31/99	10,900	12,022	12,561
10/31/00	14,080	13,180	13,278
10/31/01	12,870	9,863	9,973
10/31/02	11,420	8,447	8,468
10/31/03	13,455	10,448	10,228
10/31/04	15,678	11,442	11,190
10/31/05	18,194	12,655	12,165
10/31/06	21,899	14,726	14,151

1Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective's inception date (see Note 3 below).
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - All-Equity Collective Investment Trust (the "Collective"), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series' fees, historical performance would have been lower if the Collective had been subject to the same fees.
4The primary index has been changed from the S&P 500 Total Return Index to the Russell 3000® Index because it more accurately reflects the Advisor’s all-capitalization equity investment approach. The Russell 3000® Index is an unmanaged, market-capitalization weighted index of the 3,000 largest U.S. domiciled companies. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.
5The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/06	10/31/06	5/1/06-10/31/06
Actual	$1,000.00	$1,056.70	$5.44
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2006 (unaudited)

Data for pie chart to follow:

Sector Allocation*

Consumer Discretionary	11.9%
Consumer Staples	7.2%
Energy	11.4%
Financials	11.1%
Health Care	11.8%
Industrials	8.8%
Information Technology	20.5%
Materials	2.7%
Utilities	4.6%
Cash, short-term investments, and liabilities, less other assets	10.0%

*As a percentage of net assets.

4

Investment Portfolio - October 31, 2006

		Value
	Shares	(Note 2)

COMMON STOCKS - 90.0%

Consumer Discretionary - 11.9%
Hotels, Restaurants & Leisure - 4.1%
Carnival Corp.	4,200	$205,044
International Game Technology	3,180	135,182
		340,226

Media - 7.8%
Comcast Corp. - Class A*	4,330	176,101
The E.W. Scripps Co. - Class A	4,100	202,786
Time Warner, Inc.	13,490	269,935
		648,822
Total Consumer Discretionary		989,048

Consumer Staples - 7.2%
Beverages - 3.0%
The Coca-Cola Co.	5,400	252,288

Food & Staples Retailing - 1.8%
Wal-Mart Stores, Inc.	3,040	149,811

Food Products - 1.0%
Kellogg Co.	1,550	77,980

Personal Products - 1.4%
The Estee Lauder Companies, Inc. - Class A	2,930	118,343
Total Consumer Staples		598,422

Energy - 11.4%
Energy Equipment & Services - 9.9%
Baker Hughes, Inc.	2,380	164,339
Cameron International Corp.*	3,170	158,817
National-Oilwell Varco, Inc.*	2,660	160,664
Schlumberger Ltd.	3,000	189,240
Weatherford International Ltd.*	3,620	148,710
		821,770

Oil, Gas & Consumable Fuels - 1.5%
Hess Corp.	3,030	128,472
Total Energy		950,242

Financials - 11.1%
Capital Markets - 4.0%
The Bank of New York Co., Inc.	6,470	222,374
SEI Investments Co.	1,905	107,213
		329,587

Commercial Banks - 5.5%
PNC Financial Services Group, Inc.	2,510	175,775
U.S. Bancorp	4,330	146,527

The accompanying notes are an integral part of the financial statements.

5

Investment Portfolio - October 31, 2006

		Value
	Shares	(Note 2)
Financials (continued)
Commercial Banks (continued)
Wachovia Corp.	2,390	$132,645
		454,947

Diversified Financial Services - 1.6%
Bank of America Corp.	2,490	134,136
Total Financials		918,670

Health Care - 11.8%
Health Care Equipment & Supplies - 4.7%
Bausch & Lomb, Inc.	1,790	95,837
The Cooper Companies, Inc.	2,270	130,820
Medtronic, Inc.	3,430	166,972
		393,629

Health Care Technology - 3.2%
Eclipsys Corp.*	5,800	122,902
Emdeon Corp.*	11,975	139,509
		262,411

Life Sciences Tools & Services - 3.9%
Affymetrix, Inc.*	3,700	94,350
Invitrogen Corp.*	1,710	99,197
PerkinElmer, Inc.	6,170	131,791
		325,338
Total Health Care		981,378

Industrials - 8.8%
Air Freight & Logistics - 2.5%
United Parcel Service, Inc. - Class B	2,710	204,198

Airlines - 2.4%
JetBlue Airways Corp.*	5,750	72,220
Southwest Airlines Co.	8,670	130,310
		202,530

Commercial Services & Supplies - 1.5%
The Dun & Bradstreet Corp.*	1,600	123,584

Industrial Conglomerates - 2.4%
3M Co.	2,530	199,465
Total Industrials		729,777

Information Technology - 20.5%
Communications Equipment - 4.1%
Cisco Systems, Inc.*	8,330	201,003
Juniper Networks, Inc.*	7,970	137,243
		338,246

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - October 31, 2006

	Shares/	Value
	Principal Amount	(Note 2)
Information Technology (continued)
Computers & Peripherals - 3.1%
EMC Corp.*	21,180	$259,455

IT Services - 6.5%
Automatic Data Processing, Inc.	4,200	207,648
CheckFree Corp.*	3,360	132,653
Western Union Co.*	9,270	204,403
		544,704

Software - 6.8%
Electronic Arts, Inc.*	2,440	129,052
NAVTEQ Corp.*	3,750	124,500
Salesforce.com, Inc.*	3,075	119,987
Symantec Corp.*	9,650	191,456
		564,995
Total Information Technology		1,707,400

Materials - 2.7%
Chemicals - 2.7%
Minerals Technologies, Inc.	1,880	103,701
The Scotts Miracle-Gro Co. - Class A	2,420	119,693
Total Materials		223,394

Utilities - 4.6%
Electric Utilities - 3.1%
Allegheny Energy, Inc.*	2,930	126,078
American Electric Power Co., Inc.	3,030	125,533
		251,611

Multi-Utilities - 1.5%
Xcel Energy, Inc.	5,750	126,903
Total Utilities		378,514

TOTAL COMMON STOCKS
(Identified Cost $6,621,835)		7,476,845

SHORT-TERM INVESTMENTS - 10.2%
Dreyfus Treasury Cash Management - Institutional Shares	405,876	405,876
U.S. Treasury Bill, 12/21/2006	$450,000	446,886

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $852,823)		852,762

TOTAL INVESTMENTS - 100.2%
(Identified Cost $7,474,658)		8,329,607

LIABILITIES, LESS OTHER ASSETS - (0.2%)		(19,420)

NET ASSETS - 100%		$8,310,187

*Non-income producing security

The accompanying notes are an integral part of the financial statements.

7

Statement of Assets and Liabilities

October 31, 2006

ASSETS:

Investments, at value (identified cost $7,474,658) (Note 2)	$8,329,607
Receivable for securities sold	61,693
Receivable for fund shares sold	49,065
Dividends receivable	3,238

TOTAL ASSETS	8,443,603

LIABILITIES:

Accrued management fees (Note 3)	901
Accrued fund accounting and transfer agent fees (Note 3)	1,554
Accrued Chief Compliance Officer service fees (Note 3)	570
Payable for securities purchased	98,344
Audit fees payable	29,133
Other payables and accrued expenses	2,914

TOTAL LIABILITIES	133,416

TOTAL NET ASSETS	$8,310,187

NET ASSETS CONSIST OF:

Capital stock	$4,332
Additional paid-in-capital	7,175,031
Undistributed net investment income	15,778
Accumulated net realized gain on investments	260,097
Net unrealized appreciation on investments	854,949

TOTAL NET ASSETS	$8,310,187

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($8,310,187/433,145 shares)	$19.19

The accompanying notes are an integral part of the financial statements.

8

Statement of Operations

For the Year Ended October 31, 2006

INVESTMENT INCOME:

Dividends	$51,176
Interest	12,748

Total Investment Income	63,924

EXPENSES:

Management fees (Note 3)	45,702
Directors' fees (Note 3)	7,100
Fund accounting and transfer agent fees (Note 3)	6,946
Chief Compliance Officer service fees (Note 3)	5,698
Audit fees	29,226
Custodian fees	2,699
Miscellaneous	7,249

Total Expenses	104,620
Less reduction of expenses (Note 3)	(56,474)

Net Expenses	48,146

NET INVESTMENT INCOME	15,778

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	257,455
Net change in unrealized appreciation on investments	578,152

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	835,607

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$851,385

The accompanying notes are an integral part of the financial statements.

9

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	10/31/06	10/31/05
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$15,778	$(989)
Net realized gain on investments	257,455	223,579
Net change in unrealized appreciation on investments	578,152	90,045

Net increase from operations	851,385	312,635

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net realized gain on investments	(212,143)	(100,539)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	4,957,234	732,223

Net increase in net assets	5,596,476	944,319

NET ASSETS:

Beginning of year	2,713,711	1,769,392

End of year (including undistributed net investment income (loss) of $15,778 and $0, respectively)	$8,310,187	$2,713,711

The accompanying notes are an integral part of the financial statements.

10

Financial Highlights

					For the Period
	For the Years Ended				7/10/02[1] to
	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02

Per share data (for a share outstanding
throughout each period):

Net asset value - Beginning of period	$17.24	$15.63	$13.42	$11.42	$11.51

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.01)	(0.01)	0.01	0.03
Net realized and unrealized gain (loss) on investments	3.25	2.45	2.23	2.02	(0.12)

Total from investment operations	3.29	2.44	2.22	2.03	(0.09)

Less distributions to shareholders:
From net investment income	-	-	(0.01)	(0.03)	-
From net realized gain on investments	(1.34)	(0.83)	-	-	-

Total distributions to shareholders	(1.34)	(0.83)	(0.01)	(0.03)	-

Net asset value - End of period	$19.19	$17.24	$15.63	$13.42	$11.42

Total return[2]	20.36%	16.05%	16.52%	17.82%	(0.78%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%[3]
Net investment income (loss)	0.35%	(0.04%)	(0.06%)	0.09%	0.78%[3]

Portfolio turnover	55%	57%	60%	58%	30%

Net assets - End of period (000's omitted)	$8,310	$2,714	$1,769	$1,206	$518

*The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:
1.24%	2.33%	2.85%	11.55%	31.99%[3]

1Commencement of operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.
3Annualized.

The accompanying notes are an integral part of the financial statements.

11

Notes to Financial Statements

1. ORGANIZATION

Equity Series (the "Series") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Fund"), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth of capital, primarily through investments in U.S. common stocks.

Shares of the Series are offered to investors and employees of Manning & Napier Advisors, Inc. (the “Advisor”) and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 75 million have been designated as Equity Series common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

12

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2008, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $45,702 and assumed expenses amounting to $10,772 for the year ended October 31, 2006, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

13

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $6,443,913 and $2,387,366, respectively. There were no purchases or sales of United States Government securities.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Equity Series were:

	For the Year		For the Year
	Ended 10/31/06		Ended 10/31/05
	Shares	Amount	Shares	Amount

Sold	285,373	$5,132,563	41,666	$694,741
Reinvested	12,768	210,548	6,322	100,539
Repurchased	(22,384)	(385,877)	(3,837)	(63,057)
Total	275,757	$4,957,234	44,151	$732,223

At October 31, 2006, the retirement plan of the advisor and its affiliates owned 157,034 shares of the Series (36.3% of shares outstanding) valued at $3,013,482.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2006.

14

Notes to Financial Statements

7. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government. No such investments were held by the Series on October 31, 2006.

8. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including differences in the cost basis of securities contributed in-kind and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 10/31/06	Ended 10/31/05

Ordinary income	$54,198	$-
Long-term capital gains	157,945	100,539

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended October 31, 2006.

At October 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$7,492,419

Unrealized appreciation	$847,022
Unrealized depreciation	(9,834)

Net unrealized appreciation	$837,188
Undistributed ordinary income	79,875
Undistributed long-term capital gains	213,237

9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return.

15

Notes to Financial Statements

9. RECENT ACCOUNTING PRONOUNCEMENTS (continued)

FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective for fiscal periods beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a Series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
December 13, 2006

17

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $20,716 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

18

Directors' and Officers' Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

19

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

20

(THIS PAGE INTENTIONALLY LEFT BLANK)

21

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site              http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov
On the Advisor’s web site                    http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

22

Manning & Napier Fund, Inc.
Overseas Series
Annual Report
October 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Overseas Series produced positive absolute and relative returns to its benchmark for the 12-month period ended October 31, 2006. A weakening U.S. dollar versus the euro, combined with healthy returns from most regions around the world, helped fuel international stock markets to strong gains. Since the current market cycle (which includes both rising and falling markets) began on January 1, 2000, the Overseas Series has substantially outperformed the benchmark.

Our team of analysts uses time-tested investment strategies to choose stocks for the portfolio. These strategies include the Profile Strategy, Hurdle Rate Strategy, and the Bankable Deal Strategy. Our investment process also follows strict pricing disciplines in order to avoid buying stocks that are not attractively valued.

The Series has a larger position than its benchmark in the Information Technology sector as our analysts have found exciting companies with attractive valuations to own. Performance was strong as these holdings, which included a wireless communications service provider, a manufacturer of video conferencing systems, and a company that sells testing equipment to the telecommunications industry, exceeded the returns of the benchmark. A majority of the stocks we hold within the Information Technology sector fall under our Profile Strategy. In this strategy our analysts seek to identify companies that we believe can grow their earnings faster than the industries in which they operate. Typically, this is accomplished by some sustainable competitive advantage that keeps competitors from entering their markets. We also have significant positions purchased under the Profile Strategy in a variety of companies that manufacture and distribute consumer goods on a global scale. While these stocks earned positive returns over the 12 month period, they slightly trailed the benchmark returns. Many of the products consumers use on a daily basis, including food, beverages, and beauty products, are produced by the companies we hold in the portfolio. These firms are going through constructive improvements to gain market share and raise profit margins through increased advertising while enhancing their product mix to attract customers.

Within our Hurdle Rate Strategy we have positions across a variety of areas. In this strategy we seek to identify industries in a downturn where profits are temporarily depressed and future expectations are low. When capacity is finished leaving the industry and demand begins to pick up, we want to own those companies that are in the strongest position to increase profits and gain market share. Stocks held within this strategy, particularly those in the Energy sector, performed quite strongly over the last year. Current holdings also include an aircraft maker and a manufacturer of printing presses.

Our third strategy, the Bankable Deal Strategy, looks for companies selling at extremely depressed prices as compared to their underlying assets. The Series owned only a few stocks under this strategy in the past year. An example of a stock we own is one of the premier resort destinations for families. We believed the underlying value of its properties is far below what the land the properties are located on could be sold for on the open market, a typical Bankable Deal stock to own for the portfolio. The company’s improvement in sales, marketing, and distribution efforts helped the stock to earn double-digit returns over the past year.

Japan performed well on an absolute basis over the last year; however, it trailed the benchmark for the period. We maintained very small allocations to the country throughout the year, which benefited the Series’ performance relative to the benchmark. Although the Japanese government continues to be proactive in making the economy more competitive globally, we believe valuations appear to be stretched, giving us pause in increasing our holdings in the country. Emerging markets continued to perform strongly relative to developed markets. We sold into the strength throughout the year and reduced our holdings in emerging markets as we believed valuations became too expensive. Developed economies in Europe, on the heals of an improved regulatory environment, appear to offer the most compelling valuations as compared to other regions of the world. As always, we will adhere to our investment strategies and strict pricing disciplines to position the portfolio for competitive returns.

We wish you a happy and healthy New Year.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2006 (unaudited)

	Average Annual Total Returns
	As of October 31, 2006

	One	Five	Since
	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - Overseas Series[2,3]	33.68%	16.94%	14.33%

Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[4]	28.40%	16.22%	9.87%

The following graph compares the value of a $5,000,000 investment in the Manning &Napier Fund, Inc. - Overseas Series from its inception1 (9/23/98) to present (10/31/06) to the MSCI All Country World Index ex U.S.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	MSCI
Date	Overseas Series[2]	All Country World Index ex U.S.

9/23/98	$5,000,000	$5,000,000
10/31/98	5,105,000	5,523,996
10/31/99	6,270,000	6,910,336
10/31/00	7,250,000	6,749,920
10/31/01	6,770,000	5,046,742
10/31/02	6,270,000	4,483,188
10/31/03	7,830,000	5,822,318
10/31/04	9,519,494	6,942,499
10/31/05	11,074,574	8,335,368
10/31/06	14,803,996	10,702,717

1Performance numbers for the Series are calculated from September 23, 1998, the Collective's inception date (see Note 3 below). Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - International Equity Collective Investment Trust (the "Collective"), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series' fees, historical performance would have been lower if the Collective had been subject to the same fees.
4The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Collective (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike Series returns, the Index returns do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/06	10/31/06	5/1/06-10/31/06
Actual	$1,000.00	$1,070.60	$4.96
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.42	$4.84

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2006 (unaudited)

Data for pie chart to follow:

Country Allocation*

Brazil	3.5%
Canada	2.1%
France	14.4%
Germany	6.5%
Guernsey	2.9%
Israel	2.3%
Netherlands	7.5%
Norway	2.3%
Switzerland	14.8%
United Kingdom	27.1%
Miscellaneous**	4.9%
Cash, short-term investments, and liabilities, less other assets	11.7%

*As a percentage of net assets.
**Miscellaneous
Australia (1.7%)
Bermuda (1.1%)
Spain (1.1%)
Sweden (1.0%)

Sector Allocation*

Consumer Discretionary	12.5%
Consumer Staples	14.7%
Energy	6.8%
Financials	14.7%
Health Care	6.6%
Industrials	13.2%
Information Technology	13.1%
Materials	5.2%
Telecommunication Services	1.5%
Cash, short-term investments, and liabilities, less other assets	11.7%

*As a percentage of net assets.

4

Investment Portfolio - October 31, 2006

		Value
	Shares	(Note 2)

COMMON STOCKS - 88.3%

Consumer Discretionary - 12.5%
Auto Components - 1.0%
Autoliv, Inc. (Sweden)	15,810	$899,115

Hotels, Restaurants & Leisure - 3.8%
Club Mediterranee S.A.* (France)	62,300	3,355,728

Media - 3.3%
Pearson plc (United Kingdom)	133,000	1,962,150
Reuters Group plc (United Kingdom)	105,830	902,775
		2,864,925

Specialty Retail - 4.4%
Douglas Holding AG (Germany)	18,900	914,080
Kingfisher plc (United Kingdom)	583,290	2,928,688
		3,842,768
Total Consumer Discretionary		10,962,536

Consumer Staples - 14.7%
Beverages - 1.0%
Heineken N.V. (Netherlands)	19,540	885,439

Food & Staples Retailing - 2.9%
Carrefour S.A. (France)	41,630	2,536,134

Food Products - 8.2%
Cadbury Schweppes plc (United Kingdom)	188,880	1,900,328
Nestle S.A. (Switzerland)	5,000	1,708,611
Unilever plc - ADR (United Kingdom)	146,230	3,550,464
		7,159,403

Personal Products - 2.6%
Clarins S.A. (France)	32,420	2,244,379
Total Consumer Staples		12,825,355

Energy - 6.8%
Energy Equipment & Services - 5.7%
Abbot Group plc (United Kingdom)	512,940	2,944,782
Compagnie Generale de Geophysique S.A. (CGG)* (France)	11,980	2,025,611
		4,970,393

Oil, Gas & Consumable Fuels - 1.1%
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)	12,390	1,003,094
Total Energy		5,973,487

Financials - 14.7%
Capital Markets - 1.6%
Macquarie Bank Ltd. (Australia)	25,100	1,448,503

The accompanying notes are an integral part of the financial statements.

5

Investment Portfolio - October 31, 2006

		Value
	Shares	(Note 2)

Financials (continued)
Commercial Banks - 9.2%
ABN AMRO Holding N.V. (Netherlands)	97,760	$2,850,564
Barclays plc (United Kingdom)	138,420	1,867,865
HSBC Holdings plc (United Kingdom)	53,000	1,004,806
Royal Bank of Scotland Group plc (United Kingdom)	64,160	2,285,922
		8,009,157

Diversified Financial Services - 0.6%
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	5,867	546,541

Insurance - 3.3%
Allianz SE (Germany)	10,170	1,881,017
Willis Group Holdings Ltd. (United Kingdom)	25,750	979,272
		2,860,289
Total Financials		12,864,490

Health Care - 6.6%
Health Care Equipment & Supplies - 1.1%
Straumann Holding AG (Switzerland)	4,230	961,673

Pharmaceuticals - 5.5%
Novartis AG - ADR (Switzerland)	64,000	3,886,720
Sanofi-Aventis - ADR (France)	21,840	932,350
		4,819,070
Total Health Care		5,780,743

Industrials - 13.2%
Aerospace & Defense - 2.4%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	49,740	2,070,676

Air Freight & Logistics - 5.4%
Deutsche Post AG (Germany)	67,540	1,867,684
TNT N.V. (Netherlands)	74,140	2,853,431
		4,721,115

Electrical Equipment - 3.2%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	124,300	1,854,556
Gamesa Corporacion Tecnologica S.A. (Spain)	42,340	971,998
		2,826,554

Industrial Conglomerates - 1.1%
Tyco International Ltd. (Bermuda)	32,470	955,592

Machinery - 1.1%
Heidelberger Druckmaschinen AG (Germany)	21,310	970,812
Total Industrials		11,544,749

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - October 31, 2006

	Shares/	Value
	Principal Amount	(Note 2)

Information Technology - 13.1%
Communications Equipment - 5.8%
ECI Telecom Ltd.* (Israel)	266,050	$1,974,091
Spirent Communications plc* (United Kingdom)	966,000	1,040,988
Tandberg ASA (Norway)	174,490	2,016,253
		5,031,332

Software - 7.3%
Amdocs Ltd.* (Guernsey)	65,830	2,551,571
Cognos, Inc.* (Canada)	50,750	1,851,360
Misys plc (United Kingdom)	269,000	1,045,370
UbiSoft Entertainment S.A.* (France)	15,440	952,833
		6,401,134
Total Information Technology		11,432,466

Materials - 5.2%
Chemicals - 5.2%
Lonza Group AG (Switzerland)	58,700	4,530,996

Telecommunication Services - 1.5%
Wireless Telecommunication Services - 1.5%
Vodafone Group plc - ADR (United Kingdom)	49,870	1,289,139

TOTAL COMMON STOCKS
(Identified Cost $71,002,626)		77,203,961

SHORT-TERM INVESTMENTS - 12.7%
Dreyfus Treasury Cash Management - Institutional Shares	3,099,253	3,099,253
Fannie Mae Discount Note, 12/20/2006	$3,000,000	2,979,915
Freddie Mac Discount Note, 11/9/2006	3,500,000	3,496,018
U.S. Treasury Bill, 11/9/2006	1,500,000	1,498,473

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $11,073,001)		11,073,659

TOTAL INVESTMENTS - 101.0%
(Identified Cost $82,075,627)		88,277,620

LIABILITIES, LESS OTHER ASSETS - (1.0%)		(859,738)

NET ASSETS - 100%		$87,417,882

*Non-income producing security
ADR - American Depository Receipt

The Series' portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 27.1%; Switzerland - 14.8%; France - 14.4%.

The accompanying notes are an integral part of the financial statements.

7

Statement of Assets & Liabilities

October 31, 2006

ASSETS:

Investments, at value (identified cost $82,075,627) (Note 2)	$88,277,620
Cash	86,317
Foreign currency, at value (cost $5,129)	5,194
Receivable for securities sold	936,671
Dividends receivable	77,228
Foreign tax reclaims receivable	12,687

TOTAL ASSETS	89,395,717

LIABILITIES:

Accrued management fees (Note 3)	42,253
Accrued fund accounting and transfer agent fees (Note 3)	10,616
Accrued Chief Compliance Officer service fees (Note 3)	570
Payable for securities purchased	1,879,611
Audit fees payable	32,855
Registration and filing fees payable	8,256
Other payables and accrued expenses	3,674

TOTAL LIABILITIES	1,977,835

TOTAL NET ASSETS	$87,417,882

NET ASSETS CONSIST OF:

Capital stock	$32,759
Additional paid-in-capital	78,396,118
Undistributed net investment income	561,865
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	2,224,347
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	6,202,793

TOTAL NET ASSETS	$87,417,882

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($87,417,882/3,275,877 shares)	$26.69

The accompanying notes are an integral part of the financial statements.

8

Statement of Operations

For the Year Ended October 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $37,704)	$764,599
Interest	108,118

Total Investment Income	872,717

EXPENSES:

Management fees (Note 3)	230,809
Fund accounting and transfer agent fees (Note 3)	30,835
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	5,698
Audit fees	32,890
Custodian fees	17,399
Miscellaneous	20,140

Total Expenses	344,871
Less reduction of expenses (Note 3)	(30,267)

Net Expenses	314,604

NET INVESTMENT INCOME	558,113

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments	2,240,023
Foreign currency and other assets and liabilities	3,754

2,243,777

Net change in unrealized appreciation on -
Investments	6,000,357
Foreign currency and other assets and liabilities	847

6,001,204

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,244,981

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,803,094

The accompanying notes are an integral part of the financial statements.

9

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	10/31/06	10/31/05
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$558,113	$15,937
Net realized gain on investments and foreign currency	2,243,777	103,444
Net change in unrealized appreciation on investments and foreign currency	6,001,204	58,417

Net increase from operations	8,803,094	177,798

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(15,768)	(8,506)
From net realized gain on investments	(112,617)	(10,922)

Total distributions to shareholders	(128,385)	(19,428)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	77,126,610	413,841

Net increase in net assets	85,801,319	572,211

NET ASSETS:

Beginning of year	1,616,563	1,044,352

End of year (including undistributed net investment income of $561,865 and $15,766, respectively)	$87,417,882	$1,616,563

The accompanying notes are an integral part of the financial statements.

10

Financial Highlights

					For the Period
	For the Years Ended				7/10/02[1] to
	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02

Per share data (for a share outstanding
throughout each period):

Net asset value - Beginning of period	$21.56	$18.84	$15.66	$12.54	$14.37

Income (loss) from investment operations:
Net investment income (loss)	0.42[5]	0.21	0.17	0.15	-[3]
Net realized and unrealized gain (loss) on investments	6.42	2.85	3.18	2.97	(1.83)

Total from investment operations	6.84	3.06	3.35	3.12	(1.83)

Less distributions to shareholders:
From net investment income	(0.21)	(0.15)	(0.17)	-	-
From net realized gain on investments	(1.50)	(0.19)	-	-	-

Total distributions to shareholders	(1.71)	(0.34)	(0.17)	-	-

Net asset value - End of period	$26.69	$21.56	$18.84	$15.66	$12.54

Total return[2]	33.68%	16.34%	21.58%	24.88%	(12.73%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.95%	1.05%	1.05%	1.05%	1.05%[4]
Net investment income (loss)	1.69%	1.15%	1.08%	1.15%	(0.10%)[4]

Portfolio turnover	54%	40%	35%	30%	12%

Net assets - End of period (000's omitted)	$87,418	$1,617	$1,044	$701	$510

*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:
0.09%	4.16%	5.63%	19.95%	33.12%[4]

1Commencement of operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.
3Less than $0.01.
4Annualized.
5Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

11

Notes to Financial Statements

1. ORGANIZATION

Overseas Series (the "Series") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Fund"), formally Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term capital growth by investing primarily in common stocks of issuers from outside the United States.

Shares of the Series are offered to investors and employees of Manning & Napier Advisors, Inc. (the “Advisor”) and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as Overseas Series common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

12

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series paid a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets through December 31, 2005. Effective January 1, 2006, the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund

13

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Through December 31, 2005, the Advisor had contractually agreed to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.05% of average daily net assets each year. Effective January 1, 2006, the Advisor contractually agreed to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.95% of average daily net assets each year. This Contractual fee waiver will be in effect until at least February 28, 2008. Accordingly, the Advisor waived fees of $30,267 for the year ended October 31, 2006, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $83,543,467 and $16,154,963, respectively. There were no purchases or sales of United States Government securities.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Overseas Series were:

	For the Year		For the Year
	Ended 10/31/06		Ended 10/31/05
	Shares	Amount	Shares	Amount
Sold	3,200,190	$77,121,998	21,281	$452,281
Reinvested	5,980	127,802	963	19,428
Repurchased	(5,256)	(123,190)	(2,707)	(57,868)
Total	3,200,914	$77,126,610	19,537	$413,841

14

Notes to Financial Statements

5. CAPITAL STOCK TRANSACTIONS (continued)

At October 31, 2006, the retirement plan of the Advisor and its affiliates owned 86,548 shares of the Series (2.6% of shares outstanding) valued at $2,309,966. In addition, two shareholders owned 2,723,546 shares of the Series (83.1% of shares outstanding) valued at $72,691,443. Investment activities of these shareholders may have a material effect on the Series.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2006.

7. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including differences in the cost basis of securities contributed in-kind, losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/06	For the Year Ended 10/31/05

Ordinary income	$42,577	$8,506
Long-term capital gains	85,808	10,922

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended October 31, 2006.

15

Notes to Financial Statements

8. FEDERAL INCOME TAX INFORMATION (continued)

At October 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$82,118,877

Unrealized appreciation	$6,421,013
Unrealized depreciation	(262,270)

Net unrealized appreciation	$6,158,743
Undistributed ordinary income	2,499,488
Undistributed long-term capital gains	321,636

9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective for fiscal periods beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a Series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
December 13, 2006

17

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $27,704 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

18

Directors' and Officers' Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.
INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

19

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

20

(THIS PAGE INTENTIONALLY LEFT BLANK)

21

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site              http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov
On the Advisor’s web site                    http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

22

Manning & Napier Fund, Inc.
Tax Managed Series
Annual Report
October 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Tax Managed Series has outperformed its benchmark for the past year, and it has also outperformed its benchmarks for the longer-term current market cycle period (starting April 1, 2000). Because a market cycle includes periods of both rising and falling markets, it is more informative to evaluate investment performance over a market cycle than over periods based only on the calendar.

Over the past year, the economy has continued to give mixed signals while the stock market has made a slow climb to double-digit returns. Each month positive economic data has been followed by negative data adding to the uncertainty of whether the Federal Reserve (the “Fed”) would decide to continue to attempt to constrain inflation through higher interest rates. More recently, the Fed has stopped increasing rates as inflation fears have eased and energy prices declined. At the same time, Gross Domestic Product growth has slowed, but corporate profits continue to grow at a double-digit rate, adding to the conflicting economic news. It is an environment with few trends and one which we feel is well suited to our investment approach.

Over the course of the past year, the Series has benefited primarily from positions in the Information Technology, Consumer Discretionary, and Energy sectors. Overall, however, the Tax Managed Series’ performance has been driven less by broad trends than by selective individual stock opportunities.

During the spring of this year as the sector was experiencing a sharp decline, we increased our position in the Information Technology sector, overweighting our position relative to the Standard & Poor’s 500 Total Return Index. We purchased companies that provide IT security and communications infrastructure and several holdings in this sector did particularly well during the last three months of the fiscal year.

Many stocks in the consumer sector had fallen out of favor with investors who feared that rising interest rates and a weakening consumer would put a damper on consumers’ ability to purchase big ticket items. We took advantage of the weakness in the Consumer Discretionary sector by purchasing companies whose sales are less affected by rising interest rates, like cable television companies. These stocks did well over the year.

The Series also benefited earlier in the year from its stock positions in the Energy sector. We actively pared back positions and realized gains as they appreciated, dampening the impact of falling energy prices on the Series’ portfolio during more recent months. Despite the recent sell off in these stocks, we continue to maintain holdings in oil services companies that benefit from capital spending in the supply-constrained Energy sector.

Our independent, opportunistic investment approach has helped our clients through a wide variety of market environments, including speculative bull markets, bear markets, and interim periods of volatility, such as we’ve experienced in the last year. The key to our approach is not to simply buy securities that have fallen in price, but to opportunistically seek out those areas of the market that have sound fundamentals in spite of stock price weakness.

We wish you a happy and healthy New Year.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2006 (unaudited)

	Average Annual Total Returns
	As of October 31, 2006

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - Tax Managed Series

Returns Before Taxes[2,4]	20.01%	10.98%	11.48%	11.91%

Returns After Taxes on Distributions[3,4]	17.83%	10.29%	10.99%	11.46%

Returns After Taxes on Distributions and Sale of Series Shares[3,4]	15.22%	9.35%	10.09%	10.56%

Russell 3000® Index[5]	16.37%	8.35%	8.89%	10.04%

Standard & Poor's (S&P) 500 Total Return Index[6]	16.33%	7.25%	8.64%	9.96%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series (returns before taxes) for the ten years ended October 31, 2006 to the Russell 3000® Index and the S&P 500 Total Return Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.		S&P 500
Date	Tax Managed Series[4]	Russell 3000® Index	Total Return Index
11/1/96	$10,000	$10,000	$10,000
10/31/97	13,070	13,160	13,210
10/31/98	12,773	15,331	16,116
10/31/99	15,588	19,129	20,251
10/31/00	20,518	20,971	21,483
10/31/01	17,610	15,693	16,136
10/31/02	15,939	13,441	13,700
10/31/03	18,372	16,625	16,548
10/31/04	21,487	18,205	18,104
10/31/05	24,701	20,136	19,682
10/31/06	29,643	23,432	22,895

1Performance numbers for the Series and Index are calculated from November 1, 1995, the Series' inception date.
2Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
3Returns after taxes on distributions assume that an investor owned the Series during the entire period and paid taxes on the Series' distributions. Returns after taxes on distributions and sale of series shares assume that an investor paid taxes on the Series' distributions and sold all shares at the end of each period. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not indicative of future tax effects. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.
4The Series' performance is historical and may not be indicative of future results.
5The primary index has been changed from the S&P 500 Total Return Index to the Russell 3000® Index because it more accurately reflects the Advisor’s all-capitalization equity investment approach. The Russell 3000® Index is an unmanaged, market-capitalization weighted index of the 3,000 largest U.S. domiciled companies. The Index returns assume reinvestment of income and, unlike Series returns, does not reflect any fees or expenses.
6The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/06	10/31/06	5/1/06-10/31/06
Actual	$1,000.00	$1,077.40	$6.28
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2006 (unaudited)

Data for pie chart to follow:

Sector Allocation*

Consumer Discretionary	13.6%
Consumer Staples	12.2%
Energy	8.7%
Financials	9.2%
Health Care	14.3%
Industrials	9.8%
Information Technology	20.8%
Materials	4.8%
Telecommunication Services	1.1%
Utilities	4.1%
Cash, short-term investments, and liabilities, less other assets	1.4%

*As a percentage of net assets.

4

Investment Portfolio - October 31, 2006

		Value
	Shares	(Note 2)

COMMON STOCKS - 98.6%

Consumer Discretionary - 13.6%
Hotels, Restaurants & Leisure - 3.6%
Carnival Corp.	3,425	$167,208
International Game Technology	2,450	104,150
		271,358

Leisure Equipment & Products - 0.6%
Marvel Entertainment, Inc.*	1,625	41,194

Media - 6.2%
Comcast Corp. - Class A*	3,575	145,395
The E.W. Scripps Co. - Class A	2,780	137,499
Time Warner, Inc.	9,410	188,294
		471,188

Specialty Retail - 3.2%
Kingfisher plc (United Kingdom) (Note 7)	23,100	115,985
The Sherwin-Williams Co.	2,175	128,825
		244,810
Total Consumer Discretionary		1,028,550

Consumer Staples - 12.2%
Beverages - 2.9%
The Coca-Cola Co.	4,775	223,088

Food & Staples Retailing - 2.0%
Carrefour S.A. (France) (Note 7)	1,220	74,323
Wal-Mart Stores, Inc.	1,530	75,398
		149,721

Food Products - 5.5%
Nestle S.A. (Switzerland) (Note 7)	475	162,318
Unilever plc - ADR (United Kingdom) (Note 7)	10,530	255,668
		417,986

Personal Products - 1.8%
The Estee Lauder Companies, Inc. - Class A	3,400	137,326
Total Consumer Staples		928,121

Energy - 8.7%
Energy Equipment & Services - 7.3%
Baker Hughes, Inc.	1,605	110,825
Cameron International Corp.*	1,650	82,665
National-Oilwell Varco, Inc.*	1,724	104,130
Schlumberger Ltd.	2,350	148,238
Weatherford International Ltd.*	2,630	108,040
		553,898

The accompanying notes are an integral part of the financial statements.

5

Investment Portfolio - October 31, 2006

		Value
	Shares	(Note 2)

Energy (continued)
Oil, Gas & Consumable Fuels - 1.4%
Hess Corp.	2,440	$103,456
Total Energy		657,354

Financials - 9.2%
Capital Markets - 3.3%
The Bank of New York Co., Inc.	4,075	140,058
SEI Investments Co.	1,885	106,088
		246,146

Commercial Banks - 4.5%
PNC Financial Services Group, Inc.	1,550	108,547
U.S. Bancorp	4,100	138,744
Wachovia Corp.	1,725	95,738
		343,029

Diversified Financial Services - 1.4%
Bank of America Corp.	2,000	107,740
Total Financials		696,915

Health Care - 14.3%
Health Care Equipment & Supplies - 5.6%
Bausch & Lomb, Inc.	1,600	85,664
The Cooper Companies, Inc.	3,275	188,738
DENTSPLY International, Inc.	400	12,512
Medtronic, Inc.	2,840	138,251
		425,165

Health Care Technology - 3.4%
Eclipsys Corp.*	5,480	116,121
Emdeon Corp.*	12,050	140,383
		256,504

Life Sciences Tools & Services - 2.6%
Affymetrix, Inc.*	3,140	80,070
PerkinElmer, Inc.	5,510	117,694
		197,764

Pharmaceuticals - 2.7%
Novartis AG - ADR (Switzerland) (Note 7)	3,350	203,446
Total Health Care		1,082,879

Industrials - 9.8%
Aerospace & Defense - 1.5%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	2,600	108,238

Air Freight & Logistics - 1.3%
United Parcel Service, Inc. - Class B	1,325	99,839

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - October 31, 2006

		Value
	Shares	(Note 2)

Industrials (continued)
Airlines - 2.3%
JetBlue Airways Corp.*	5,020	$63,051
Southwest Airlines Co.	7,475	112,349
		175,400

Commercial Services & Supplies - 1.4%
The Dun & Bradstreet Corp.*	1,400	108,136

Industrial Conglomerates - 3.3%
3M Co.	1,995	157,286
Tyco International Ltd. (Bermuda) (Note 7)	3,180	93,587
		250,873
Total Industrials		742,486

Information Technology - 20.8%
Communications Equipment - 8.1%
Avaya, Inc.*	8,000	102,480
Cisco Systems, Inc.*	6,730	162,395
Juniper Networks, Inc.*	4,960	85,411
Research In Motion Ltd. (RIM)* (Canada) (Note 7)	2,235	262,568
		612,854

Computers & Peripherals - 1.9%
EMC Corp.*	11,800	144,550

IT Services - 5.0%
Automatic Data Processing, Inc.	3,325	164,388
CheckFree Corp.*	2,540	100,279
Western Union Co.*	5,295	116,755
		381,422

Software - 5.8%
Electronic Arts, Inc.*	1,580	83,566
NAVTEQ Corp.*	3,320	110,224
Salesforce.com, Inc.*	2,120	82,722
Symantec Corp.*	8,225	163,184
		439,696
Total Information Technology		1,578,522

Materials - 4.8%
Chemicals - 4.8%
Lonza Group AG (Switzerland) (Note 7)	850	65,611
Minerals Technologies, Inc.	1,625	89,635
Nalco Holding Co.*	5,275	106,713
The Scotts Miracle-Gro Co. - Class A	2,020	99,909
Total Materials		361,868

The accompanying notes are an integral part of the financial statements.

7

Investment Portfolio - October 31, 2006

		Value
	Shares	(Note 2)

Telecommunication Services - 1.1%
Wireless Telecommunication Services - 1.1%
Vodafone Group plc - ADR (United Kingdom) (Note 7)	3,340	$86,339

Utilities - 4.1%
Electric Utilities - 2.9%
Allegheny Energy, Inc.*	2,575	110,802
American Electric Power Co., Inc.	2,700	111,861
		222,663

Multi-Utilities - 1.2%
Xcel Energy, Inc.	4,180	92,253
Total Utilities		314,916

TOTAL COMMON STOCKS
(Identified Cost $5,907,218)		7,477,950

SHORT-TERM INVESTMENTS - 1.8%
Dreyfus Treasury Cash Management - Institutional Shares
(Identified Cost $135,978)	135,978	135,978

TOTAL INVESTMENTS - 100.4%
(Identified Cost $6,043,196)		7,613,928

LIABILITIES, LESS OTHER ASSETS - (0.4%)		(29,307)

NET ASSETS - 100%		$7,584,621

*Non-income producing security
ADR - American Depository Receipt

The accompanying notes are an integral part of the financial statements.

8

Statement of Assets and Liabilities

October 31, 2006

ASSETS:

Investments, at value (identified cost $6,043,196) (Note 2)	$7,613,928
Foreign currency, at value (cost $2)	2
Foreign tax reclaims receivable	3,684
Dividends receivable	3,676

TOTAL ASSETS	7,621,290

LIABILITIES:

Accrued management fees (Note 3)	2,141
Accrued fund accounting and transfer agent fees (Note 3)	2,097
Accrued Chief Compliance Officer service fees (Note 3)	570
Audit fees payable	29,394
Other payables and accrued expenses	2,467

TOTAL LIABILITIES	36,669

TOTAL NET ASSETS	$7,584,621

NET ASSETS CONSIST OF:

Capital stock	$2,808
Additional paid-in-capital	5,429,097
Undistributed net investment income	35,808
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	546,169
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	1,570,739

TOTAL NET ASSETS	$7,584,621

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($7,584,621/280,804 shares)	$27.01

The accompanying notes are an integral part of the financial statements.

9

Statement of Operations

For the Year Ended October 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $2,253)	$113,957
Interest	5,122

Total Investment Income	119,079

EXPENSES:

Management fees (Note 3)	68,558
Fund accounting and transfer agent fees (Note 3)	10,393
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	5,698
Audit fees	29,490
Custodian fees	2,301
Miscellaneous	12,292

Total Expenses	135,832
Less reduction of expenses (Note 3)	(53,540)

Net Expenses	82,292

NET INVESTMENT INCOME	36,787

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments	554,287
Foreign currency and other assets and liabilities	161

554,448

Net change in unrealized appreciation on -
Investments	690,694
Foreign currency and other assets and liabilities	155

690,849

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,245,297

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,282,084

The accompanying notes are an integral part of the financial statements.

10

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	10/31/06	10/31/05
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$36,787	$15,546
Net realized gain on investments and foreign currency	554,448	784,646
Net change in unrealized appreciation on investments and foreign currency	690,849	122,605

Net increase from operations	1,282,084	922,797

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(15,005)	(4,007)
From net realized gain on investments	(790,371)	(351,018)

Total distributions to shareholders	(805,376)	(355,025)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	222,291	113,338

Net increase in net assets	698,999	681,110

NET ASSETS:

Beginning of year	6,885,622	6,204,512

End of year (including undistributed net investment income of $35,808 and $13,865, respectively)	$7,584,621	$6,885,622

The accompanying notes are an integral part of the financial statements.

11

Financial Highlights

	For the Years Ended
	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02
Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$25.60	$23.51	$20.15	$17.59	$19.53

Income (loss) from investment operations:
Net investment income	0.13	0.06	0.03	0.05	0.10
Net realized and unrealized gain (loss) on investments	4.41	3.36	3.38	2.62	(1.94)

Total from investment operations	4.54	3.42	3.41	2.67	(1.84)

Less distributions to shareholders:
From net investment income	(0.06)	(0.02)	(0.05)	(0.11)	(0.10)
From net realized gain on investments	(3.07)	(1.31)	-	-	-

Total distributions to shareholders	(3.13)	(1.33)	(0.05)	(0.11)	(0.10)

Net asset value - End of year	$27.01	$25.60	$23.51	$20.15	$17.59

Total return[1]	20.01%	14.96%	16.96%	15.27%	(9.49%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.54%	0.23%	0.10%	0.26%	0.53%

Portfolio turnover	61%	68%	64%	34%	63%

Net assets - End of year (000's omitted)	$7,585	$6,886	$6,205	$4,875	$3,726

*The investment advisor did not impose all or a portion of its management fee and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

0.78%	0.82%	0.83%	2.53%	3.16%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

The accompanying notes are an integral part of the financial statements.

12

Notes to Financial Statements

1. ORGANIZATION

Tax Managed Series (the "Series") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Fund"), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

The Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors and employees of Manning & Napier Advisors, Inc. (the “Advisor”) and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 37.5 million have been designated as Tax Managed Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

13

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)
Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

14

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2008, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Class A Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $53,540 for the year ended October 31, 2006, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $4,104,721 and $4,615,896, respectively. There were no purchases or sales of United States Government securities.

15

Notes to Financial Statements

5. CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Tax Managed Series were:

	For the Year		For the Year
	Ended 10/31/06		Ended 10/31/05
	Shares	Amount	Shares	Amount

Sold	28,466	$698,775	49,352	$1,191,527
Reinvested	34,862	792,414	14,644	349,259
Repurchased	(51,527)	(1,268,898)	(58,944)	(1,427,448)
Total	11,801	$222,291	5,052	$113,338

The Advisor owned 28,095 shares on October 31, 2006 (10.0% of shares outstanding) valued at $758,846.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2006.

7. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

16

Notes to Financial Statements

8. FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 10/31/06	Ended 10/31/05

Ordinary income	$15,005	$2,844
Long-term capital gains	790,371	352,181

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended October 31, 2006.

At October 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$6,051,291

Unrealized appreciation	$1,568,379
Unrealized depreciation	(5,742)

Net unrealized appreciation	$1,562,637
Undistributed ordinary income	35,808
Undistributed long-term capital gains	554,264

9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective for fiscal periods beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Tax Managed Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a Series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
December 13, 2006

18

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $15,005 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100%.

19

Directors' and Officers' Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

20

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

21

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site              http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov
On the Advisor’s web site                    http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

22

Manning & Napier Fund, Inc.
Pro-Blend® ConservativeTerm Series
Pro-Blend® Moderate Term Series
Pro-Blend® Extended Term Series
Pro-Blend® Maximum Term Series
Annual Report
October 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Each of the Pro-Blend® Series has outperformed its benchmarks for the past year, and they have also outperformed their respective benchmarks for the current market cycle period (starting April 1, 2000). Because a market cycle includes periods of both rising and falling markets, it is more informative to evaluate investment performance over a market cycle than over periods based only on the calendar.

Over the past year, the economy has continued to give mixed signals while the stock market has made a slow climb to double-digit returns. Each month positive economic data has been followed by negative data adding to the uncertainty of whether the Federal Reserve (the “Fed”) would decide to continue to attempt to constrain inflation through higher interest rates. More recently, the Fed has stopped increasing rates as inflation fears have eased and energy prices declined. At the same time, Gross Domestic Product growth has slowed, but corporate profits continue to grow at a double-digit rate, adding to the conflicting economic news. It is an environment with few trends and one which we feel is well suited to our investment approach.

Because each of the Pro-Blend® Series invest in a combination of stocks, bonds, and cash, their performance is affected by both the stock market and the bond market environments. As the most conservative of the four, the Pro-Blend® Conservative Term Series is most affected by the bond market, and as the most aggressive, the Pro-Blend® Maximum Term Series is most affected by the stock market. The Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series fall between the other two. In most cases, the individual securities held in the Series are similar, although their position sizes will be different in keeping with the objectives of each Series, and the Pro-Blend® Maximum Term Series has only a small bond position.

Over the course of the past year, the Series have benefited primarily from positions in the Information Technology, Consumer Discretionary, and Energy sectors, as discussed below. Overall, however, the performance of the equity portions of the Series' portfolios has been driven less by broad trends than by selective individual stock opportunities.

During the spring of this year as the sector was experiencing a sharp decline, we increased our position in the Information Technology sector. We purchased companies that provide IT security and communications infrastructure, and the several holdings in this sector did particularly well during the last three months of the fiscal year.

Many stocks in the consumer sector had fallen out of favor with investors who feared that rising interest rates and a weakening consumer would put a damper on consumers’ ability to purchase big ticket items. We took advantage of the weakness in the Consumer Discretionary sector by purchasing companies whose sales are less affected by rising interest rates, like cable television companies. These stocks did well over the year.

The Series also benefited earlier in the year from their stock positions in the Energy sector. We actively pared back positions and realized gains as they appreciated, dampening the impact of falling energy prices on the Series' performance toward the end of the fiscal year. Despite the recent sell off in these stocks, we continue to maintain holdings in oil services companies that benefit from capital spending in the supply-constrained Energy sector.

As would be expected in the face of this fluctuating economic news, bond yields have also been impacted. At the end of October, the two ends of the U.S. Treasury yield curve were inverted (i.e., the yields for shorter-term bonds were higher than those for longer-term bonds) as conflicting forces affected the bond market. Thirty-year Treasury bond yields rose to a high of 5.3% in May, falling back to 4.7% by the end of October. On the short end, the 3-month Treasury bill moved in stride as the Fed raised short-term interest rates. The yield on the 3-month started the period at 3.8% at the end of October 2005, then steadily increased throughout the year, ending at 5.0% in October 2006. As a result, the fixed income portion of the Series' portfolios did not have a significant impact on the Series’ overall performance for the year. We focused primarily on high quality U.S. Treasuries, but we continued to hold modest positions in both corporate bonds and mortgage-backed U.S. Government agency assets, except in the Pro-Blend® Maximum Term Series, which focuses primarily on equities due to its more aggressive investment objective.

Our independent, opportunistic investment approach has helped our clients through a wide variety of market environments, including speculative bull markets, bear markets, and interim periods of volatility, such as we’ve experienced in the last year. The key to our approach is not to simply buy securities that have fallen in price, but to opportunistically seek out those areas of the market that have sound fundamentals in spite of stock price weakness.

We wish you a happy and healthy New Year.

Sincerely,

Manning & Napier Advisors, Inc.

Performance Update - Pro-Blend® Conservative Term Series (unaudited)

	Average Annual Total Returns
	As of October 31, 2006

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series[2]	8.49%	5.99%	6.65%	6.49%

Lehman Brothers Intermediate U.S. Aggregate Bond Index[3,6]	5.12%	4.25%	5.99%	6.01%

Lehman Brothers Intermediate U.S. Government/Credit Bond Index[4,6]	4.67%	4.10%	5.82%	5.82%

5%/15%/80% Blended Index[3,5,6,7]	7.87%	5.61%	6.74%	6.92%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series for the ten years ended October 31, 2006 to the Lehman Brothers Intermediate U.S. Aggregate Bond Index, the Lehman Brothers Intermediate U.S. Government/Credit Bond Index and a 5%/15%/80% Blended Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	Lehman Brothers Intermediate	Lehman Brothers Intermediate	5%/15%/80%
Date	Pro-Blend® Conservative Term Series[2]	U.S. Aggregate Bond Index	U.S. Government/Credit Bond Index	Blended Index

11/1/96	10,000	10,000	10,000	10,000
10/31/97	10,874	10,810	10,749	11,136
10/31/98	11,585	11,715	11,729	12,229
10/31/99	11,789	11,926	11,845	12,986
10/31/00	13,040	12,758	12,610	13,904
10/31/01	14,225	14,524	14,407	14,613
10/31/02	14,843	15,423	15,259	14,955
10/31/03	15,697	16,085	16,087	16,211
10/31/04	16,628	16,867	16,783	17,229
10/31/05	17,540	17,015	16,829	17,794
10/31/06	19,029	17,886	17,614	19,195

1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The primary index has been changed from the Lehman Brothers Intermediate U.S. Government/Credit Bond Index to the Lehman Brothers Intermediate U.S. Aggregate Bond Index because it more closely represents the fixed income universe of the Series. The Lehman Brothers Intermediate U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.
4The Lehman Brothers Intermediate U.S. Government/Credit Bond Index is a market value weighted measure of over 3,000 investment grade corporate and government securities with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.
5The 5%/15%/80% Blended Index is 5% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 15% Russell 3000® Index, and 80% Lehman Brothers Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged, market-capitalization weighted index of the 3,000 largest U.S. domiciled companies. The Index returns assume reinvestment of income. Both Indices' returns, unlike Series returns, do not reflect any fees or expenses.
6Because the Series' asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices' portfolios.
7The components of the Blended Index have been broadened to more closely represent the investment universe for this series. The new index components take into account the Advisor’s all-capitalization and all-country equity investment approach, as well as the ability to invest across multiple fixed income sectors.

Shareholder Expense Example - Pro-Blend® Conservative Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/06	10/31/06	5/1/06-10/31/06
Actual	$1,000.00	$1,045.80	$5.16
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.16	$5.09

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

Portfolio Composition - Pro-Blend® Conservative Term Series (unaudited)

As of October 31, 2006

Data for pie chart to follow:

Asset Allocation*

Common Stocks	28.71%
Corporate Bonds	1.23%
U.S. Government Agencies	9.17%
U.S. Treasury Bonds[1]	6.14%
U.S. Treasury Notes[2]	49.32%
Cash, warrants, short-term investments, and liabilities, less other assets	5.43%

*As a percentage of net assets.
1A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.
2A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation*

Information Technology	5.67%
Health Care	4.45%
Consumer Discretionary	3.96%
Consumer Staples	3.73%
Financials	3.42%
Industrials	3.34%
Energy	2.83%
Utilities	1.36%
Telecommunication Services	0.50%
Materials	0.32%

*Including Common Stocks, Warrants and Corporate Bonds, as a percentage of total investments.

Top Five Stock Holdings*

Unilever plc - ADR (United Kingdom)	1.06%
Novartis AG - ADR (Switzerland)	1.04%
EMC Corp.	0.94%
Time Warner, Inc.	0.89%
The Coca-Cola Co.	0.87%

*As a percentage of total investments.

Top Five Bond Holdings*

U.S. Treasury Note, 3.00%, 2/15/2008	11.30%
U.S. Treasury Note, 4.75%, 11/15/2008	8.68%
U.S. Treasury Note, 4.875%, 4/30/2011	6.97%
U.S. Treasury Bond, 5.50%, 8/15/2028	5.78%
U.S. Treasury Note, 4.00%, 11/15/2012	5.34%

*As a percentage of total investments.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Conservative Term Series	Shares	(Note 2)

COMMON STOCKS - 28.71%

Consumer Discretionary - 3.53%
Auto Components - 0.03%
Autoliv, Inc. (Sweden) (Note 7)	150	$8,530
Azure Dynamics Corp.* (Canada) (Note 7)	4,750	3,765
Superior Industries International, Inc.	300	5,070
Tenneco, Inc.*	350	7,945
		25,310

Diversified Consumer Services - 0.02%
Corinthian Colleges, Inc.*	500	6,125
Universal Technical Institute, Inc.*	450	8,991
		15,116

Hotels, Restaurants & Leisure - 1.20%
Carnival Corp.	9,415	459,640
Club Mediterranee S.A.* (France) (Note 7)	375	20,199
International Game Technology	8,900	378,339
		858,178

Internet & Catalog Retail - 0.02%
Audible, Inc.*	2,375	17,765

Media - 2.14%
Acme Communications, Inc.*	550	2,904
Comcast Corp. - Class A*	9,025	367,047
DreamWorks Animation SKG, Inc. - Class A*	200	5,290
The E.W. Scripps Co. - Class A	8,950	442,667
Impresa S.A. (SGPS)* (Portugal) (Note 7)	500	2,795
Pearson plc (United Kingdom) (Note 7)	1,175	17,335
Playboy Enterprises, Inc. - Class B*	500	5,305
Reed Elsevier plc - ADR (United Kingdom) (Note 7)	275	12,460
Reuters Group plc (United Kingdom) (Note 7)	1,900	16,208
Scholastic Corp.*	200	6,284
Time Warner, Inc.	32,300	646,323
Wolters Kluwer N.V. (Netherlands) (Note 7)	350	9,620
		1,534,238

Multiline Retail - 0.02%
PPR (France) (Note 7)	75	11,188

Specialty Retail - 0.09%
Build-A-Bear Workshop, Inc.*	500	14,590
Douglas Holding AG (Germany) (Note 7)	350	16,927
Kingfisher plc (United Kingdom) (Note 7)	4,900	24,603
KOMERI Co. Ltd. (Japan) (Note 7)	100	3,446

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Conservative Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Consumer Discretionary (continued)
Specialty Retail (continued)
Tractor Supply Co.*	100	$4,842
		64,408

Textiles, Apparel & Luxury Goods - 0.01%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)	50	5,210
Total Consumer Discretionary		2,531,413

Consumer Staples - 3.78%
Beverages - 0.91%
The Coca-Cola Co.	13,550	633,056
Diageo plc (United Kingdom) (Note 7)	350	6,475
Heineken N.V. (Netherlands) (Note 7)	150	6,797
Scottish & Newcastle plc (United Kingdom) (Note 7)	625	6,723
		653,051

Food & Staples Retailing - 0.71%
Carrefour S.A. (France) (Note 7)	3,300	201,039
Pathmark Stores, Inc.*	600	6,078
Tesco plc (United Kingdom) (Note 7)	1,675	12,571
Wal-Mart Stores, Inc.	5,950	293,216
		512,904

Food Products - 1.72%
Cadbury Schweppes plc (United Kingdom) (Note 7)	2,600	26,159
Groupe Danone (France) (Note 7)	100	14,650
Nestle S.A. (Switzerland) (Note 7)	1,225	418,610
Suedzucker AG (Germany) (Note 7)	150	3,700
Unilever plc - ADR (United Kingdom) (Note 7)	31,660	768,705
		1,231,824

Household Products - 0.01%
Reckitt Benckiser plc (United Kingdom) (Note 7)	175	7,613

Personal Products - 0.43%
Clarins S.A. (France) (Note 7)	342	23,676
The Estee Lauder Companies, Inc. - Class A	7,020	283,538
		307,214
Total Consumer Staples		2,712,606

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Conservative Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Energy - 2.75%
Energy Equipment & Services - 2.31%
Abbot Group plc (United Kingdom) (Note 7)	2,275	$13,061
APL ASA* (Norway) (Note 7)	700	4,864
Baker Hughes, Inc.	4,120	284,486
Cameron International Corp.*	5,800	290,580
Compagnie Generale de Geophysique S.A. (CGG)* (France) (Note 7)	125	21,135
Hydril Co.*	200	12,010
National-Oilwell Varco, Inc.*	4,616	278,806
Pride International, Inc.*	600	16,566
Schlumberger Ltd.	7,360	464,269
Weatherford International Ltd.*	6,640	272,771
		1,658,548

Oil, Gas & Consumable Fuels - 0.44%
BP plc (United Kingdom) (Note 7)	550	6,116
Eni S.p.A. (Italy) (Note 7)	575	17,339
Forest Oil Corp.*	175	5,712
Hess Corp.	6,105	258,852
Mariner Energy, Inc.*	141	2,795
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)	100	8,096
Royal Dutch Shell plc - Class B (United Kingdom) (Note 7)	196	7,021
Total S.A. (France) (Note 7)	100	6,770
		312,701
Total Energy		1,971,249

Financials - 3.15%
Capital Markets - 0.80%
The Bank of New York Co., Inc.	8,425	289,567
The Charles Schwab Corp.	300	5,466
Deutsche Bank AG (Germany) (Note 7)	150	18,835
Franklin Resources, Inc.	50	5,698
Janus Capital Group, Inc.	325	6,526
Macquarie Bank Ltd. (Australia) (Note 7)	200	11,542
Mellon Financial Corp.[1]	250	9,700
Merrill Lynch & Co., Inc.	100	8,742
Morgan Stanley	125	9,554
SEI Investments Co.	3,620	203,734
W.P. Stewart & Co. Ltd. (Bermuda) (Note 7)	475	6,555
		575,919

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Conservative Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Financials (continued)
Commercial Banks - 1.66%
Aareal Bank AG* (Germany) (Note 7)	375	$15,969
ABN AMRO Holding N.V. (Netherlands) (Note 7)	900	26,243
Barclays plc (United Kingdom) (Note 7)	2,500	33,735
BNP Paribas (France) (Note 7)	50	5,497
Boston Private Financial Holdings, Inc.	425	11,747
Commerzbank AG (Germany) (Note 7)	300	10,620
Credit Agricole S.A. (France) (Note 7)	200	8,501
The Hachijuni Bank Ltd. (Japan) (Note 7)	1,000	7,081
HSBC Holdings plc (United Kingdom) (Note 7)	975	18,485
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	150	14,320
Huntington Bancshares, Inc.	100	2,441
KeyCorp	100	3,714
Marshall & Ilsley Corp.	100	4,794
PNC Financial Services Group, Inc.	3,500	245,105
Royal Bank of Scotland Group plc (United Kingdom) (Note 7)	1,125	40,082
Societe Generale (France) (Note 7)	25	4,154
The Sumitomo Trust & Banking Co. Ltd. (Japan) (Note 7)	1,000	10,758
SunTrust Banks, Inc.	150	11,848
TCF Financial Corp.	300	7,809
U.S. Bancorp	10,575	357,858
UniCredito Italiano S.p.A. (Italy) (Note 7)	1,775	14,712
Wachovia Corp.	5,775	320,512
Wells Fargo & Co.	200	7,258
Zions Bancorporation	125	10,050
		1,193,293

Consumer Finance - 0.01%
Capital One Financial Corp.	50	3,966

Diversified Financial Services - 0.51%
Bank of America Corp.	5,975	321,873
Citigroup, Inc.	175	8,778
ING Groep N.V. (Netherlands) (Note 7)	225	9,966
JPMorgan Chase & Co.	400	18,976
Moody’s Corp.	100	6,630
		366,223

Insurance - 0.16%
Allianz SE (Germany) (Note 7)	250	46,239

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Conservative Term Series	Shares	(Note 2)

COMMONS STOCKS (continued)
Financials (continued)
Insurance (continued)
Ambac Financial Group, Inc.	100	$8,349
American International Group, Inc.	150	10,075
Axa (France) (Note 7)	200	7,618
MBIA, Inc.	125	7,752
Muenchener Rueckver AG (Germany) (Note 7)	125	20,223
Principal Financial Group, Inc.	50	2,824
Torchmark Corp.	25	1,542
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	275	10,458
		115,080

Thrifts & Mortgage Finance - 0.01%
BankAtlantic Bancorp, Inc. - Class A	325	4,257
Flagstar Bancorp, Inc.	200	3,006
		7,263
Total Financials		2,261,744

Health Care - 4.50%
Biotechnology - 0.07%
Amgen, Inc.*	250	18,977
Monogram Biosciences, Inc.*	6,275	11,420
Senomyx, Inc.*	625	9,637
Solexa, Inc.*	1,300	13,312
		53,346

Health Care Equipment & Supplies - 1.85%
Align Technology, Inc.*	700	9,702
Bausch & Lomb, Inc.	5,100	273,054
Biomet, Inc.	300	11,352
The Cooper Companies, Inc.	6,040	348,085
Cyberonics, Inc.*	900	16,227
Dexcom, Inc.*	2,100	18,480
Edwards Lifesciences Corp.*	375	16,099
Foxhollow Technologies, Inc.*	1,025	35,885
IntraLase Corp.*	1,750	34,405
Inverness Medical Innovations, Inc.*	1,050	39,574
Kyphon, Inc.*	475	18,762
Medtronic, Inc.	7,595	369,725
Mentor Corp.	300	14,040
OraSure Technologies, Inc.*	3,625	28,130
ResMed, Inc.*	575	25,294
Respironics, Inc.*	350	12,362

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Conservative Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Health Care (continued)
Health Care Equipment & Supplies (continued)
Straumann Holding AG (Switzerland) (Note 7)	75	$17,051
Wright Medical Group, Inc.*	1,725	42,625
		1,330,852

Health Care Providers & Services - 0.17%
AMN Healthcare Services, Inc.*	1,400	35,406
Cross Country Healthcare, Inc.*	1,375	26,620
Healthways, Inc.*	150	6,352
Patterson Companies, Inc.*	350	11,497
Tenet Healthcare Corp.*	3,600	25,416
Triad Hospitals, Inc.*	375	13,886
		119,177

Health Care Technology - 0.45%
AMICAS, Inc.*	9,475	29,846
Emdeon Corp.*	22,475	261,834
iSOFT Group plc (United Kingdom) (Note 7)	20,000	17,356
Merge Technologies, Inc.*	1,925	14,842
		323,878

Life Sciences Tools & Services - 0.79%
Affymetrix, Inc.*	7,160	182,580
Caliper Life Sciences, Inc.*	3,147	16,050
Charles River Laboratories International, Inc.*	475	20,387
Invitrogen Corp.*	200	11,602
PerkinElmer, Inc.	15,770	336,847
		567,466

Pharmaceuticals - 1.17%
AstraZeneca plc (United Kingdom) (Note 7)	25	1,477
AstraZeneca plc - ADR (United Kingdom) (Note 7)	150	8,805
GlaxoSmithKline plc (United Kingdom) (Note 7)	375	10,013
Novartis AG - ADR (Switzerland) (Note 7)	12,450	756,089
Sanofi-Aventis (France) (Note 7)	41	3,485
Sanofi-Aventis - ADR (France) (Note 7)	450	19,211
Shire plc (United Kingdom) (Note 7)	425	7,753
Valeant Pharmaceuticals International	1,700	31,756
		838,589
Total Health Care		3,233,308

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Conservative Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Industrials - 3.21%
Aerospace & Defense - 0.53%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	8,925	$371,548
Hexcel Corp.*	600	9,714
		381,262

Air Freight & Logistics - 0.42%
Deutsche Post AG (Germany) (Note 7)	400	11,061
TNT N.V. (Netherlands) (Note 7)	475	18,281
United Parcel Service, Inc. - Class B	3,630	273,521
		302,863

Airlines - 0.66%
AirTran Holdings, Inc.*	650	6,481
Deutsche Lufthansa AG (Germany) (Note 7)	450	10,354
JetBlue Airways Corp.*	13,695	172,009
Southwest Airlines Co.	19,075	286,697
		475,541

Commercial Services & Supplies - 0.40%
ChoicePoint, Inc.*	75	2,729
Covanta Holding Corp.*	275	5,591
The Dun & Bradstreet Corp.*	3,575	276,133
		284,453

Construction & Engineering - 0.01%
Quanta Services, Inc.*	350	6,405

Electrical Equipment - 0.08%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland) (Note 7)	2,650	39,538
Gamesa Corporacion Tecnologica S.A. (Spain) (Note 7)	525	12,052
Hubbell, Inc. - Class B	125	6,190
Plug Power, Inc.*	850	3,392
		61,172

Industrial Conglomerates - 1.07%
3M Co.	5,690	448,600
Tyco International Ltd. (Bermuda) (Note 7)	10,850	319,316
		767,916

Machinery - 0.03%
Bucyrus International, Inc. - Class A	150	6,285
Heidelberger Druckmaschinen AG (Germany) (Note 7)	125	5,695

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Conservative Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Industrials (continued)
Machinery (continued)
Wabtec Corp.	200	$6,278
		18,258
Trading Companies & Distributors - 0.01%
United Rentals, Inc.*	225	5,330
Total Industrials		2,303,200

Information Technology - 5.67%
Communications Equipment - 1.48%
Blue Coat Systems, Inc.*	1,500	33,450
Cisco Systems, Inc.*	21,020	507,213
ECI Telecom Ltd.* (Israel) (Note 7)	3,775	28,011
Ixia*	2,025	18,529
Juniper Networks, Inc.*	19,745	340,009
Plantronics, Inc.	325	6,861
RADWARE Ltd.* (Israel) (Note 7)	1,650	24,090
Spirent Communications plc* (United Kingdom) (Note 7)	72,200	77,805
Tandberg ASA (Norway) (Note 7)	2,000	23,110
		1,059,078

Computers & Peripherals - 0.98%
Avid Technology, Inc.*	600	21,672
EMC Corp.*	55,850	684,163
		705,835

Electronic Equipment & Instruments - 0.04%
LoJack Corp.*	1,300	25,948

IT Services - 1.87%
Automatic Data Processing, Inc.	9,825	485,748
CheckFree Corp.*	7,535	297,482
Fiserv, Inc.*	125	6,175
MoneyGram International, Inc.	400	13,684
RightNow Technologies, Inc.*	2,375	39,235
Western Union Co.*	22,750	501,638
		1,343,962

Semiconductors & Semiconductor Equipment - 0.05%
Cabot Microelectronics Corp.*	400	11,420
Genesis Microchip, Inc.*	1,700	17,425
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	893	8,662
		37,507

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Conservative Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Information Technology (continued)
Software - 1.25%
Agile Software Corp.*	1,900	$12,806
Amdocs Ltd.* (Guernsey) (Note 7)	1,275	49,419
Borland Software Corp.*	5,400	29,808
Cognos, Inc.* (Canada) (Note 7)	375	13,680
Electronic Arts, Inc.*	5,560	294,068
Kronos, Inc.*	800	27,120
Misys plc (United Kingdom) (Note 7)	1,475	5,732
NAVTEQ Corp.*	1,025	34,030
Salesforce.com, Inc.*	650	25,363
SAP AG (Germany) (Note 7)	75	14,882
Symantec Corp.*	16,875	334,800
Take-Two Interactive Software, Inc.*	725	10,143
TIBCO Software, Inc.*	3,175	29,369
UbiSoft Entertainment S.A.* (France) (Note 7)	275	16,971
		898,191
Total Information Technology		4,070,521

Materials - 0.28%
Chemicals - 0.27%
Arkema* (France) (Note 7)	2	98
Bayer AG (Germany) (Note 7)	400	20,065
Lonza Group AG (Switzerland) (Note 7)	2,225	171,746
The Scotts Miracle-Gro Co. - Class A	125	6,183
		198,092

Paper & Forest Products - 0.01%
Louisiana-Pacific Corp.	300	5,934
Total Materials		204,026

Telecommunication Services - 0.47%
Diversified Telecommunication Services - 0.02%
Swisscom AG - ADR (Switzerland) (Note 7)	350	12,240

Wireless Telecommunication Services - 0.45%
Vodafone Group plc - ADR (United Kingdom) (Note 7)	12,568	324,883
Total Telecommunication Services		337,123

Utilities - 1.37%
Electric Utilities - 0.90%
Allegheny Energy, Inc.*	7,450	320,574
American Electric Power Co., Inc.	7,240	299,953
E.ON AG (Germany) (Note 7)	175	20,918

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

	Shares/	Value
Pro-Blend® Conservative Term Series	Principal Amount	(Note 2)

COMMON STOCKS (continued)
Utilities (continued)
Electric Utilities (continued)
Westar Energy, Inc.	100	$2,532
		643,977

Multi-Utilities - 0.47%
Aquila, Inc.*	2,700	12,393
National Grid plc (United Kingdom) (Note 7)	900	11,501
Xcel Energy, Inc.	14,400	317,808
		341,702
Total Utilities		985,679

TOTAL COMMON STOCKS
(Identified Cost $17,808,721)		$20,610,869

WARRANTS - 0.00%**
Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011
(Identified Cost $215)	348	522

CORPORATE BONDS - 1.23%
Convertible Corporate Bonds - 0.16%
Consumer Discretionary - 0.10%
Hotels, Restaurants & Leisure - 0.10%
Carnival Corp., 2.00%, 4/15/2021	$25,000	31,875
International Game Technology, 1/29/2033	45,000	40,669
Total Consumer Discretionary		72,544

Energy - 0.06%
Energy Equipment & Services - 0.06%
Cooper Cameron Corp. (now known as Cameron International Corp.), 1.50%, 5/15/2024	25,000	38,312

Total Convertible Corporate Bonds
(Identified Cost $101,130)		110,856

Non-Convertible Corporate Bonds - 1.07%
Consumer Discretionary - 0.38%
Automobiles - 0.18%
General Motors Acceptance Corp. LLC, 6.125%, 1/22/2008	130,000	129,362

Media - 0.16%
AOL Time Warner (now known as Time Warner, Inc.), 6.75%, 4/15/2011	25,000	26,220
Comcast Corp., 6.50%, 11/15/2035	55,000	56,160

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Conservative Term Series	Principal Amount	(Note 2)

CORPORATE BONDS (continued)
Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
The Walt Disney Co., 7.00%, 3/1/2032	$30,000	$35,011
		117,391

Multiline Retail - 0.04%
Target Corp., 5.875%, 3/1/2012	25,000	25,810
Total Consumer Discretionary		272,563

Energy - 0.07%
Oil, Gas & Consumable Fuels - 0.07%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	20,000	20,312
Arch Western Finance, 6.75%, 7/1/2013	30,000	28,950
Total Energy		49,262

Financials - 0.31%
Capital Markets - 0.04%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	30,000	30,634

Commercial Banks - 0.13%
PNC Funding Corp., 7.50%, 11/1/2009	25,000	26,533
U.S. Bank National Association, 6.375%, 8/1/2011	30,000	31,510
Wachovia Corp., 5.25%, 8/1/2014	35,000	34,695
		92,738

Diversified Financial Services - 0.06%
Bank of America Corp. Capital Trust VI, 5.625%, 3/8/2035	45,000	42,418

Insurance - 0.08%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	35,000	35,386
American International Group, Inc., 4.25%, 5/15/2013	25,000	23,555
		58,941
Total Financials		224,731

Industrials - 0.17%
Airlines - 0.05%
Southwest Airlines Co., 5.25%, 10/1/2014	35,000	34,336

Industrial Conglomerates - 0.05%
General Electric Capital Corp., 6.75%, 3/15/2032	30,000	34,640

Road & Rail - 0.03%
CSX Corp., 6.75%, 3/15/2011	25,000	26,395

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Conservative Term Series	Principal Amount	(Note 2)

CORPORATE BONDS (continued)
Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors - 0.04%
United Rentals North America, Inc., 7.00%, 2/15/2014	$30,000	$28,725
Total Industrials		124,096

Information Technology - 0.06%
Communications Equipment - 0.06%
Corning, Inc., 6.20%, 3/15/2016	45,000	46,152

Materials - 0.04%
Metals & Mining - 0.04%
Alcoa, Inc., 7.375%, 8/1/2010	25,000	26,826

Telecommunication Services - 0.04%
Diversified Telecommunication Services - 0.04%
Verizon Wireless Capital LLC, 5.375%, 12/15/2006	25,000	24,990

Total Non-Convertible Corporate Bonds
(Identified Cost $765,222)		768,620

TOTAL CORPORATE BONDS
(Identified Cost $866,352)		879,476

U.S. TREASURY SECURITIES - 55.46%
U.S. Treasury Bonds - 6.14%
U.S. Treasury Bond, 6.875%, 8/15/2025	170,000	212,925
U.S. Treasury Bond, 5.50%, 8/15/2028	3,835,000	4,197,526

Total U.S. Treasury Bonds
(Identified Cost $4,365,807)		4,410,451

U.S. Treasury Notes - 49.32%
U.S. Treasury Note, 3.50%, 11/15/2006	700,000	699,570
U.S. Treasury Note, 3.625%, 4/30/2007	2,000,000	1,986,094
U.S. Treasury Note, 4.375%, 5/15/2007	500,000	498,184
U.S. Treasury Note, 6.625%, 5/15/2007	35,000	35,284
U.S. Treasury Note, 3.25%, 8/15/2007	1,050,000	1,036,014
U.S. Treasury Note, 6.125%, 8/15/2007	15,000	15,128
U.S. Treasury Note, 3.00%, 2/15/2008	8,400,000	8,210,672
U.S. Treasury Note, 5.50%, 2/15/2008	90,000	90,752
U.S. Treasury Note, 5.625%, 5/15/2008	10,000	10,128
U.S. Treasury Note, 3.25%, 8/15/2008	300,000	292,559
U.S. Treasury Note, 4.75%, 11/15/2008	6,300,000	6,306,892
Interest Stripped - Principal Payment, 2/15/2009	17,000	15,306
U.S. Treasury Note, 3.50%, 11/15/2009	2,000,000	1,937,890
U.S. Treasury Note, 3.875%, 5/15/2010	1,000,000	977,227
U.S. Treasury Note, 5.00%, 2/15/2011	1,000,000	1,018,086

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Conservative Term Series	Principal Amount	(Note 2)

U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
U.S. Treasury Note, 4.875%, 4/30/2011	$5,000,000	$5,059,570
U.S. Treasury Note, 4.00%, 11/15/2012	4,000,000	3,881,092
U.S. Treasury Note, 3.625%, 5/15/2013	3,525,000	3,337,597

Total U.S. Treasury Notes
(Identified Cost $35,351,420)		35,408,045

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $39,717,227)		39,818,496

U.S. GOVERNMENT AGENCIES - 9.17%
Mortgage-Backed Securities - 9.15%
Fannie Mae, Pool #805347, 5.50%, 1/1/2020	28,946	28,987
Fannie Mae, Pool #851149, 5.00%, 4/1/2021	480,898	473,614
Fannie Mae, Pool #747607, 6.50%, 11/1/2033	36,210	37,006
Fannie Mae, TBA[2], 4.50%, 11/15/2021	116,000	112,194
Fannie Mae, TBA[2], 5.00%, 11/15/2021	106,000	104,377
Fannie Mae, TBA[2], 5.00%, 11/15/2036	224,000	216,230
Fannie Mae, TBA[2], 5.50%, 11/15/2036	317,000	313,236
Fannie Mae, TBA[2], 6.00%, 11/15/2036	121,000	121,718
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019	23,346	23,387
Federal Home Loan Mortgage Corp., Pool #G11912, 5.50%, 3/1/2021	463,677	464,149
Federal Home Loan Mortgage Corp., Pool #G01736, 6.50%, 9/1/2034	16,702	17,075
Federal Home Loan Mortgage Corp., TBA[2], 5.00%, 11/15/2021	87,000	85,613
Federal Home Loan Mortgage Corp., TBA[2], 4.50%, 12/15/2021	131,000	126,497
Federal Home Loan Mortgage Corp., TBA[2], 5.00%, 11/15/2036	145,000	140,061
Federal Home Loan Mortgage Corp., TBA[2], 5.50%, 11/15/2036	185,000	182,919
Federal Home Loan Mortgage Corp., TBA[2], 6.00%, 11/15/2036	69,000	69,453
GNMA, Pool #365225, 9.00%, 11/15/2024	2,155	2,329
GNMA, Pool #398655, 6.50%, 5/15/2026	2,442	2,518
GNMA, Pool #452826, 9.00%, 1/15/2028	3,861	4,187
GNMA, Pool #460820, 6.00%, 6/15/2028	16,138	16,403
GNMA, Pool #458983, 6.00%, 1/15/2029	41,340	42,014
GNMA, Pool #530481, 8.00%, 8/15/2030	17,620	18,674
GNMA, Pool #577796, 6.00%, 1/15/2032	61,985	62,939
GNMA, Pool #631703, 6.50%, 9/15/2034	11,060	11,372
GNMA, Pool #003808M, 6.00%, 1/20/2036	764,847	773,037

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

	Principal Amount/	Value
Pro-Blend® Conservative Term Series	Shares	(Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Mortgage-Backed Securities (continued)
GNMA, Pool #651235X, 6.50%, 2/15/2036	$1,335,434	$1,371,428
GNMA, Pool #003830M, 5.50%, 3/20/2036	1,554,859	1,543,508
GNMA, TBA[2], 5.00%, 11/15/2036	49,000	47,775
GNMA, TBA[2], 5.50%, 11/15/2036	97,000	96,576
GNMA, TBA[2], 6.00%, 11/15/2036	57,000	57,766

Total Mortgage-Backed Securities
(Identified Cost $6,583,147)		6,567,042

Other Agencies - 0.02%
Fannie Mae, 5.25%, 1/15/2009
(Identified Cost $15,537)	15,000	15,111

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $6,598,684)		6,582,153

SHORT-TERM INVESTMENTS - 6.61%
Dreyfus Treasury Cash Management - Institutional Shares	774,671	774,671
Fannie Mae Discount Note, 12/20/2006	$1,000,000	993,305
Freddie Mac Discount Note, 12/26/2006	2,000,000	1,984,454
U.S. Treasury Bill, 12/21/2006	1,000,000	993,016

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $4,745,387)		4,745,446

TOTAL INVESTMENTS - 101.18%
(Identified Cost $69,736,586)		72,636,962

LIABILITIES, LESS OTHER ASSETS - (1.18%)		(846,486)

NET ASSETS - 100%		$71,790,476

*Non-income producing security
**Less than 0.01%
ADR - American Depository Receipt
1Mellon Financial Corp. is the parent company of Mellon Trust of New England N.A., the Fund's custodian.
2Securities purchased on a forward commitment or when-issued basis. TBA - to be announced.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2006

ASSETS:

Investments, at value (identified cost $69,736,586) (Note 2)	$72,636,962
Foreign currency, at value (cost $497)	505
Interest receivable	505,993
Receivable for fund shares sold	269,840
Receivable for securities sold	121,777
Dividends receivable	12,780
Foreign tax reclaims receivable	5,451

TOTAL ASSETS	73,553,308

LIABILITIES:

Accrued management fees (Note 3)	44,096
Accrued fund accounting and transfer agent fees (Note 3)	6,894
Accrued Chief Compliance Officer service fees (Note 3)	570
Payable for purchases of delayed delivery securities (Note 2)	1,659,236
Audit fees payable	31,771
Payable for securities purchased	13,251
Payable for fund shares repurchased	722
Other payables and accrued expenses	6,292

TOTAL LIABILITIES	1,762,832

TOTAL NET ASSETS	$71,790,476

NET ASSETS CONSIST OF:

Capital stock	$58,130
Additional paid-in-capital	66,252,431
Undistributed net investment income	1,113,848
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	1,465,671
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	2,900,396

TOTAL NET ASSETS	$71,790,476

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($71,790,476/5,812,969 shares)	$12.35

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2006

INVESTMENT INCOME:

Interest	$1,763,870
Dividends (net of foreign tax withheld, $6,991)	348,472

Total Investment Income	2,112,342

EXPENSES:

Management fees (Note 3)	462,654
Fund accounting and transfer agent fees (Note 3)	62,750
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	5,698
Audit fees	31,901
Custodian fees	16,999
Miscellaneous	34,203

Total Expenses	621,305
Less reduction of expenses (Note 3)	(42,292)

Net Expenses	579,013

NET INVESTMENT INCOME	1,533,329

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments	1,475,661
Foreign currency and other assets and liabilities	161

1,475,822

Net change in unrealized appreciation on -
Investments	1,896,662
Foreign currency and other assets and liabilities	222

1,896,884

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,372,706

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,906,035

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	For the	For the
	Year Ended	Year Ended
	10/31/06	10/31/05
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,533,329	$653,468
Net realized gain on investments and foreign currency	1,475,822	1,324,501
Net change in unrealized appreciation on investments and foreign currency	1,896,884	(172,144)

Net increase from operations	4,906,035	1,805,825

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(855,161)	(493,684)
From net realized gain on investments	(1,298,762)	(234,753)

Total distributions to shareholders	(2,153,923)	(728,437)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	23,139,225	17,977,549

Net increase in net assets	25,891,337	19,054,937

NET ASSETS:

Beginning of year	45,899,139	26,844,202

End of year (including undistributed net investment income of $1,113,848 and $435,528, respectively)	$71,790,476	$45,899,139
The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series

	For the Years Ended
	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$11.90	$11.54	$11.32	$10.95	$11.34

Income from investment operations:
Net investment income	0.28	0.17	0.18	0.17	0.30[2]
Net realized and unrealized gain on investments	0.69	0.46	0.48	0.45	0.15[2]

Total from investment operations	0.97	0.63	0.66	0.62	0.45

Less distributions to shareholders:
From net investment income	(0.20)	(0.18)	(0.17)	(0.21)	(0.41)
From net realized gain on investments	(0.32)	(0.09)	(0.27)	(0.04)	(0.43)

Total distributions to shareholders	(0.52)	(0.27)	(0.44)	(0.25)	(0.84)

Net asset value - End of year	$12.35	$11.90	$11.54	$11.32	$10.95

Total return[1]	8.49%	5.49%	5.93%	5.75%	4.35%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	2.65%	1.81%	1.77%	1.90%	2.95%[2]

Portfolio turnover	48%	60%	25%	40%	55%

Net assets - End of year (000's omitted)	$71,790	$45,899	$26,844	$19,991	$12,195

*The investment advisor did not impose all or a portion of its management fee and in some years paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

0.07%	0.21%	0.32%	0.82%	1.84%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.
2The Series adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, which requires the Series to amortize premium and accrete discount on all debt securities (see Note 2 to the financial statements).  The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain on investments per share by $0.01, and increase the net investment income ratio from 2.80% to 2.95%. Per share data and ratios for the years prior to November 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Moderate Term Series (unaudited)

	Average Annual Total Returns
	As of October 31, 2006

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series[2]	12.88%	8.05%	8.30%	8.29%

Lehman Brothers U.S. Aggregate Bond Index[3,6]	5.19%	4.51%	6.26%	6.11%

Lehman Brothers Intermediate U.S. Government/Credit Bond Index[4,6]	4.67%	4.10%	5.82%	5.69%

10%/30%/60% Blended Index[3,5,6,7]	10.72%	7.07%	7.56%	7.93%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend®Moderate Term Series for the ten years ended October 31, 2006 to the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers Intermediate U.S. Government/Credit Bond Index and a 10%/30%/60% Blended Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	Lehman Brothers	Lehman Brothers	10%/30%/60%
Date	Pro-Blend® Moderate Term Series[2]	U.S. Aggregate Bond Index	U.S. Government/Credit Bond Index	Blended Index

11/1/96	10,000	10,000	10,000	10,000
10/31/97	11,301	10,889	10,749	11,514
10/31/98	12,012	11,906	11,729	12,857
10/31/99	12,532	11,969	11,845	14,126
10/31/00	14,551	12,843	12,610	15,154
10/31/01	15,074	14,713	14,407	14,732
10/31/02	14,573	15,579	15,259	14,479
10/31/03	16,303	16,343	16,087	16,358
10/31/04	17,731	17,247	16,783	17,683
10/31/05	19,672	17,443	16,829	18,719
10/31/06	22,205	18,348	17,614	20,726

1Performance numbers for the Series are calculated from September 15, 1993, the Series' inception date. The Lehman Brothers U.S. Aggregate Bond Index and the Lehman Brothers Intermediate U.S. Government/Credit Bond Index only publish month-end numbers; therefore, performance numbers for the indices are calculated from September 30, 1993.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The primary index has been changed from the Lehman Brothers Intermediate U.S. Government/Credit Bond Index to the Lehman Brothers U.S. Aggregate Bond Index because it more closely represents the fixed income universe of the Series. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expense.
4The Lehman Brothers Intermediate U.S. Government/Credit Bond Index is a market value weighted measure of over 3,000 investment grade corporate and government securities with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.
5The 10%/30%/60% Blended Index is 10% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 30% Russell 3000® Index, and 60% Lehman Brothers U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged, market-capitalization weighted index of the 3,000 largest U.S. domiciled companies. The Index returns assume reinvestment of income. Both Indices' returns, unlike Series returns, do not reflect any fees or expenses.
6Because the Series' asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices' portfolios.
7The components of the Blended Index have been broadened to more closely represent the investment universe for this series. The new index components take into account the Advisor’s all-capitalization and all-country equity investment approach, as well as the ability to invest across multiple fixed income sectors.

Shareholder Expense Example - Pro-Blend® Moderate Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/06	10/31/06	5/1/06-10/31/06
Actual	$1,000.00	$1,055.40	$5.96
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

Portfolio Composition - Pro-Blend® Moderate Term Series (unaudited)

As of October 31, 2006

Data for pie chart to follow:

Asset Allocation*

Common Stocks	53.83%
Corporate Bonds	3.12%
U.S. Government Agencies	4.53%
U.S. Treasury Bonds[1]	8.70%
U.S. Treasury Notes[2]	23.01%
Cash, warrants, short-term investments, and liabilities, less other assets	6.81%

*As a percentage of net assets.
1A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.
2A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation*

Information Technology	9.89%
Health Care	8.36%
Consumer Discretionary	7.66%
Consumer Staples	7.03%
Financials	6.65%
Industrials	6.10%
Energy	5.27%
Utilities	2.58%
Telecommunication Services	0.84%
Materials	0.58%

*Including Common Stocks, Warrants and Corporate Bonds, as a percentage of total investments.

Top Ten Stock Holdings*

Unilever plc - ADR (United Kingdom)	2.11%
Novartis AG - ADR (Switzerland)	1.97%
EMC Corp.	1.57%
Time Warner, Inc.	1.57%
The Coca-Cola Co.	1.47%
Western Union Co.	1.23%
Cisco Systems, Inc.	1.20%
Schlumberger Ltd.	1.17%
Carnival Corp.	1.13%
3M Co.	1.11%

*As a percentage of total investments.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Shares	(Note 2)

COMMON STOCKS - 53.83%

Consumer Discretionary - 6.98%
Auto Components - 0.06%
Autoliv, Inc. (Sweden) (Note 7)	975	$55,448
Azure Dynamics Corp.* (Canada) (Note 7)	31,950	25,328
Superior Industries International, Inc.	2,325	39,292
Tenneco, Inc.*	2,500	56,750
		176,818

Diversified Consumer Services - 0.04%
Corinthian Colleges, Inc.*	3,600	44,100
Universal Technical Institute, Inc.*	3,525	70,430
		114,530

Hotels, Restaurants & Leisure - 2.07%
Carnival Corp.	71,485	3,489,898
Club Mediterranee S.A.* (France) (Note 7)	3,800	204,683
International Game Technology	57,825	2,458,141
		6,152,722

Internet & Catalog Retail - 0.05%
Audible, Inc.*	20,200	151,096

Leisure Equipment & Products - 0.00%**
K2, Inc.*	525	7,172

Media - 3.79%
Acme Communications, Inc.*	6,500	34,320
Comcast Corp. - Class A*	66,050	2,686,253
DreamWorks Animation SKG, Inc. - Class A*	1,500	39,675
The E.W. Scripps Co. - Class A	63,650	3,148,129
Impresa S.A. (SGPS)* (Portugal) (Note 7)	6,100	34,095
Pearson plc (United Kingdom) (Note 7)	7,175	105,853
Playboy Enterprises, Inc. - Class B*	4,025	42,705
Reed Elsevier plc - ADR (United Kingdom) (Note 7)	2,350	106,479
Reuters Group plc (United Kingdom) (Note 7)	13,450	114,734
Scholastic Corp.*	1,400	43,988
Time Warner, Inc.	241,575	4,833,916
Wolters Kluwer N.V. (Netherlands) (Note 7)	2,925	80,400
		11,270,547

Multiline Retail - 0.02%
PPR (France) (Note 7)	475	70,858

Specialty Retail - 0.92%
Build-A-Bear Workshop, Inc.*	4,150	121,097
Douglas Holding AG (Germany) (Note 7)	3,000	145,092

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Shares	(Note 2)

COMMONS STOCKS (continued)
Consumer Discretionary (continued)
Specialty Retail (continued)
Kingfisher plc (United Kingdom) (Note 7)	465,700	$2,338,271
KOMERI Co. Ltd. (Japan) (Note 7)	2,300	79,263
Tractor Supply Co.*	825	39,947
		2,723,670

Textiles, Apparel & Luxury Goods - 0.03%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)	700	72,935
Total Consumer Discretionary		20,740,348

Consumer Staples - 7.23%
Beverages - 1.60%
The Coca-Cola Co.	96,600	4,513,152
Diageo plc (United Kingdom) (Note 7)	2,900	53,652
Heineken N.V. (Netherlands) (Note 7)	1,150	52,111
Kirin Brewery Co. Ltd. (Japan) (Note 7)	5,000	66,530
Scottish & Newcastle plc (United Kingdom) (Note 7)	7,625	82,024
		4,767,469

Food & Staples Retailing - 1.29%
Carrefour S.A. (France) (Note 7)	24,775	1,509,314
Pathmark Stores, Inc.*	4,300	43,559
Tesco plc (United Kingdom) (Note 7)	17,825	133,781
Wal-Mart Stores, Inc.	43,400	2,138,752
		3,825,406

Food Products - 3.49%
Cadbury Schweppes plc (United Kingdom) (Note 7)	22,975	231,152
Groupe Danone (France) (Note 7)	1,075	157,483
Nestle S.A. (Switzerland) (Note 7)	10,000	3,417,223
Suedzucker AG (Germany) (Note 7)	2,500	61,667
Unilever plc - ADR (United Kingdom) (Note 7)	267,726	6,500,387
		10,367,912

Household Products - 0.04%
Kao Corp. (Japan) (Note 7)	1,000	26,253
Reckitt Benckiser plc (United Kingdom) (Note 7)	2,100	91,362
		117,615

Personal Products - 0.81%
Clarins S.A. (France) (Note 7)	3,458	239,391

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Shares	(Note 2)

COMMONS STOCKS (continued)
Consumer Staples (continued)
Personal Products (continued)
The Estee Lauder Companies, Inc. - Class A	53,820	$2,173,790
		2,413,181
Total Consumer Staples		21,491,583

Energy - 5.20%
Energy Equipment & Services - 4.37%
Abbot Group plc (United Kingdom) (Note 7)	31,025	178,114
APL ASA* (Norway) (Note 7)	5,600	38,911
Baker Hughes, Inc.	31,465	2,172,658
Cameron International Corp.*	48,000	2,404,800
Compagnie Generale de Geophysique S.A. (CGG)* (France) (Note 7)	1,400	236,716
Hydril Co.*	1,575	94,579
National-Oilwell Varco, Inc.*	33,514	2,024,246
Pride International, Inc.*	5,800	160,138
Schlumberger Ltd.	56,900	3,589,252
Weatherford International Ltd.*	50,635	2,080,086
		12,979,500

Oil, Gas & Consumable Fuels - 0.83%
BP plc (United Kingdom) (Note 7)	6,800	75,613
Eni S.p.A. (Italy) (Note 7)	4,025	121,370
Forest Oil Corp.*	1,250	40,800
Hess Corp.	46,535	1,973,084
Mariner Energy, Inc.*	1,011	20,038
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)	750	60,720
Royal Dutch Shell plc - Class B (United Kingdom) (Note 7)	2,382	85,321
Total S.A. (France) (Note 7)	1,200	81,236
		2,458,182
Total Energy		15,437,682

Financials - 6.13%
Capital Markets - 1.61%
The Bank of New York Co., Inc.	72,625	2,496,121
The Charles Schwab Corp.	2,450	44,639
Daiwa Securities Group, Inc. (Japan) (Note 7)	3,000	34,043
Deutsche Bank AG (Germany) (Note 7)	1,050	131,846
Franklin Resources, Inc.	775	88,319
Janus Capital Group, Inc.	4,875	97,890
Macquarie Bank Ltd. (Australia) (Note 7)	1,525	88,007

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Financials (continued)
Capital Markets (continued)
Mellon Financial Corp.[1]	1,650	$64,020
Merrill Lynch & Co., Inc.	1,425	124,573
Morgan Stanley	950	72,609
SEI Investments Co.	27,175	1,529,409
		4,771,476

Commercial Banks - 3.27%
Aareal Bank AG* (Germany) (Note 7)	3,050	129,879
ABN AMRO Holding N.V. (Netherlands) (Note 7)	8,450	246,392
Barclays plc (United Kingdom) (Note 7)	21,100	284,727
BNP Paribas (France) (Note 7)	700	76,955
Boston Private Financial Holdings, Inc.	3,100	85,684
The Chugoku Bank Ltd. (Japan) (Note 7)	4,000	52,540
Commerzbank AG (Germany) (Note 7)	2,375	84,072
Credit Agricole S.A. (France) (Note 7)	1,475	62,697
The Hachijuni Bank Ltd. (Japan) (Note 7)	7,000	49,564
HSBC Holdings plc (United Kingdom) (Note 7)	7,600	144,085
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	1,175	112,177
Huntington Bancshares, Inc.	650	15,867
KeyCorp	2,025	75,209
Marshall & Ilsley Corp.	900	43,146
Mitsubishi UFJ Financial Group, Inc. (Japan) (Note 7)	4	50,282
PNC Financial Services Group, Inc.	36,250	2,538,588
Royal Bank of Scotland Group plc (United Kingdom) (Note 7)	10,050	358,066
Societe Generale (France) (Note 7)	400	66,459
The Sumitomo Trust & Banking Co. Ltd. (Japan) (Note 7)	7,000	75,304
SunTrust Banks, Inc.	1,050	82,940
TCF Financial Corp.	3,950	102,819
U.S. Bancorp	71,950	2,434,788
UniCredito Italiano S.p.A. (Italy) (Note 7)	17,000	140,900
Wachovia Corp.	41,000	2,275,500
Wells Fargo & Co.	1,200	43,548
Zions Bancorporation	925	74,370
		9,706,558

Consumer Finance - 0.02%
Capital One Financial Corp.	875	69,414

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Financials (continued)
Diversified Financial Services - 0.85%
Bank of America Corp.	39,900	$2,149,413
Citigroup, Inc.	2,375	119,130
ING Groep N.V. (Netherlands) (Note 7)	1,875	83,050
JPMorgan Chase & Co.	2,850	135,204
Moody’s Corp.	700	46,410
		2,533,207

Insurance - 0.36%
Allianz SE (Germany) (Note 7)	2,100	388,410
Ambac Financial Group, Inc.	775	64,705
American International Group, Inc.	1,750	117,548
Axa (France) (Note 7)	1,850	70,469
MBIA, Inc.	1,250	77,525
Muenchener Rueckver AG (Germany) (Note 7)	1,125	182,006
Principal Financial Group, Inc.	325	18,359
Torchmark Corp.	250	15,420
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	3,625	137,859
		1,072,301

Thrifts & Mortgage Finance - 0.02%
BankAtlantic Bancorp, Inc. - Class A	2,500	32,750
Flagstar Bancorp, Inc.	1,850	27,806
		60,556
Total Financials		18,213,512

Health Care - 8.55%
Biotechnology - 0.16%
Amgen, Inc.*	1,925	146,127
Monogram Biosciences, Inc.*	50,075	91,136
Senomyx, Inc.*	4,650	71,703
Solexa, Inc.*	14,675	150,272
		459,238

Health Care Equipment & Supplies - 3.33%
Align Technology, Inc.*	5,925	82,121
Bausch & Lomb, Inc.	33,600	1,798,944
Biomet, Inc.	3,375	127,710
The Cooper Companies, Inc.	40,705	2,345,829
Cyberonics, Inc.*	7,300	131,619
Dexcom, Inc.*	15,950	140,360
Edwards Lifesciences Corp.*	3,925	168,500
Foxhollow Technologies, Inc.*	8,425	294,959

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Health Care (continued)
Health Care Equipment & Supplies (continued)
IntraLase Corp.*	15,000	$294,900
Inverness Medical Innovations, Inc.*	10,200	384,438
Kyphon, Inc.*	3,875	153,063
Medtronic, Inc.	57,345	2,791,555
Mentor Corp.	2,825	132,210
OraSure Technologies, Inc.*	29,150	226,204
ResMed, Inc.*	4,375	192,456
Respironics, Inc.*	2,725	96,247
Straumann Holding AG (Switzerland) (Note 7)	500	113,673
Wright Medical Group, Inc.*	16,600	410,186
		9,884,974

Health Care Providers & Services - 0.37%
AMN Healthcare Services, Inc.*	13,350	337,622
Cross Country Healthcare, Inc.*	12,300	238,128
Healthways, Inc.*	1,250	52,938
Patterson Companies, Inc.*	4,400	144,540
Tenet Healthcare Corp.*	28,825	203,505
Triad Hospitals, Inc.*	3,325	123,125
		1,099,858

Health Care Technology - 0.89%
AMICAS, Inc.*	76,975	242,471
Emdeon Corp.*	171,720	2,000,538
iSOFT Group plc (United Kingdom) (Note 7)	153,000	132,777
Merge Technologies, Inc.*	14,900	114,879
WebMD Health Corp. - Class A*	4,575	166,805
		2,657,470

Life Sciences Tools & Services - 1.47%
Affymetrix, Inc.*	54,160	1,381,080
Caliper Life Sciences, Inc.*	65,993	336,564
Charles River Laboratories International, Inc.*	4,525	194,213
Invitrogen Corp.*	1,675	97,167
PerkinElmer, Inc.	111,035	2,371,708
		4,380,732

Pharmaceuticals - 2.33%
AstraZeneca plc (United Kingdom) (Note 7)	350	20,681
AstraZeneca plc - ADR (United Kingdom) (Note 7)	1,150	67,505
GlaxoSmithKline plc (United Kingdom) (Note 7)	2,850	76,101
Novartis AG - ADR (Switzerland) (Note 7)	100,000	6,073,000

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Health Care (continued)
Pharmaceuticals (continued)
Sanofi-Aventis (France) (Note 7)	570	$48,443
Sanofi-Aventis - ADR (France) (Note 7)	4,575	195,307
Shire plc (United Kingdom) (Note 7)	5,725	104,443
Takeda Pharmaceutical Co. Ltd. (Japan) (Note 7)	1,000	64,221
Valeant Pharmaceuticals International	13,800	257,784
		6,907,485
Total Health Care		25,389,757

Industrials - 5.79%
Aerospace & Defense - 0.86%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	59,650	2,483,230
Hexcel Corp.*	4,400	71,236
		2,554,466

Air Freight & Logistics - 0.85%
Deutsche Post AG (Germany) (Note 7)	4,100	113,377
TNT N.V. (Netherlands) (Note 7)	4,950	190,511
United Parcel Service, Inc. - Class B	29,400	2,215,290
		2,519,178

Airlines - 1.20%
AirTran Holdings, Inc.*	7,050	70,288
AMR Corp.*	850	24,089
Continental Airlines, Inc. - Class B*	725	26,738
Deutsche Lufthansa AG (Germany) (Note 7)	5,675	130,570
JetBlue Airways Corp.*	102,995	1,293,617
Southwest Airlines Co.	134,350	2,019,281
		3,564,583

Commercial Services & Supplies - 0.77%
ChoicePoint, Inc.*	1,700	61,863
Covanta Holding Corp.*	2,000	40,660
The Dun & Bradstreet Corp.*	28,175	2,176,237
		2,278,760

Construction & Engineering - 0.02%
Quanta Services, Inc.*	2,675	48,953

Electrical Equipment - 0.13%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland) (Note 7)	9,375	139,875
Gamesa Corporacion Tecnologica S.A. (Spain) (Note 7)	8,025	184,230

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Industrials (continued)
Electrical Equipment (continued)
Hubbell, Inc. - Class B	900	$44,568
Plug Power, Inc.*	6,350	25,336
		394,009

Industrial Conglomerates - 1.89%
3M Co.	43,435	3,424,415
Sonae S.A. (SGPS) (Portugal) (Note 7)	24,275	46,156
Tyco International Ltd. (Bermuda) (Note 7)	73,075	2,150,597
		5,621,168

Machinery - 0.06%
Bucyrus International, Inc. - Class A	1,075	45,043
FANUC Ltd. (Japan) (Note 7)	600	52,078
Heidelberger Druckmaschinen AG (Germany) (Note 7)	950	43,279
Wabtec Corp.	1,450	45,516
		185,916

Trading Companies & Distributors - 0.01%
United Rentals, Inc.*	1,700	40,273
Total Industrials		17,207,306

Information Technology - 10.10%
Communications Equipment - 2.51%
Blue Coat Systems, Inc.*	12,575	280,422
Cisco Systems, Inc.*	153,695	3,708,660
ECI Telecom Ltd.* (Israel) (Note 7)	29,300	217,406
Ixia*	16,175	148,001
Juniper Networks, Inc.*	132,595	2,283,286
Plantronics, Inc.	2,375	50,136
RADWARE Ltd.* (Israel) (Note 7)	13,525	197,465
Spirent Communications plc* (United Kingdom) (Note 7)	254,575	274,337
Tandberg ASA (Norway) (Note 7)	24,375	281,656
		7,441,369

Computers & Peripherals - 1.69%
Avid Technology, Inc.*	4,800	173,376
EMC Corp.*	395,425	4,843,956
		5,017,332

Electronic Equipment & Instruments - 0.12%
DTS, Inc.*	6,400	136,896
KEYENCE Corp. (Japan) (Note 7)	110	24,363

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Information Technology (continued)
Electronic equipment & Instruments (continued)
LoJack Corp.*	10,375	$207,085
		368,344

IT Services - 3.32%
Automatic Data Processing, Inc.	67,300	3,327,312
CheckFree Corp.*	57,345	2,263,981
Fiserv, Inc.*	900	44,460
MoneyGram International, Inc.	3,000	102,630
Paychex, Inc.	825	32,571
RightNow Technologies, Inc.*	18,925	312,641
Western Union Co.*	171,685	3,785,654
		9,869,249

Semiconductors & Semiconductor Equipment - 0.10%
Cabot Microelectronics Corp.*	3,250	92,787
Genesis Microchip, Inc.*	13,525	138,631
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	7,626	73,972
		305,390

Software - 2.36%
Agile Software Corp.*	19,075	128,566
Amdocs Ltd.* (Guernsey) (Note 7)	11,175	433,143
Borland Software Corp.*	49,850	275,172
Cognos, Inc.* (Canada) (Note 7)	2,975	108,528
Electronic Arts, Inc.*	42,980	2,273,212
Kronos, Inc.*	6,350	215,265
Misys plc (United Kingdom) (Note 7)	16,850	65,481
NAVTEQ Corp.*	7,700	255,640
Salesforce.com, Inc.*	6,400	249,728
SAP AG (Germany) (Note 7)	500	99,216
Symantec Corp.*	124,675	2,473,552
Take-Two Interactive Software, Inc.*	5,800	81,142
TIBCO Software, Inc.*	24,125	223,156
UbiSoft Entertainment S.A.* (France) (Note 7)	2,175	134,224
		7,016,025
Total Information Technology		30,017,709

Materials - 0.54%
Chemicals - 0.53%
Arkema* (France) (Note 7)	30	1,464
Bayer AG (Germany) (Note 7)	3,725	186,858

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Materials (continued)
Chemicals(continued)
Lonza Group AG (Switzerland) (Note 7)	17,300	$1,335,370
The Scotts Miracle-Gro Co. - Class A	975	48,223
		1,571,915

Paper & Forest Products - 0.01%
Louisiana-Pacific Corp.	2,300	45,494
Total Materials		1,617,409

Telecommunication Services - 0.82%
Diversified Telecommunication Services - 0.03%
Swisscom AG - ADR (Switzerland) (Note 7)	2,625	91,796

Wireless Telecommunication Services - 0.79%
Vodafone Group plc - ADR (United Kingdom) (Note 7)	90,181	2,331,179
Total Telecommunication Services		2,422,975

Utilities - 2.49%
Electric Utilities - 1.59%
Allegheny Energy, Inc.*	51,575	2,219,272
American Electric Power Co., Inc.	56,325	2,333,545
E.ON AG (Germany) (Note 7)	1,300	155,392
Westar Energy, Inc.	1,025	25,953
		4,734,162

Multi-Utilities - 0.90%
Aquila, Inc.*	21,325	97,882
National Grid plc (United Kingdom) (Note 7)	7,100	90,730
Suez S.A. (France) (Note 7)	1,475	65,991
Xcel Energy, Inc.	109,550	2,417,769
		2,672,372
Total Utilities		7,406,534

TOTAL COMMON STOCKS
(Identified Cost $139,925,462)		159,944,815

WARRANTS - 0.01%
Health Care - 0.01%
Life Sciences Tools & Services - 0.01%
Caliper Life Sciences, Inc., 8/10/2011
(Identified Cost $7,902)	15,315	22,972

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Principal Amount	(Note 2)

CORPORATE BONDS - 3.12%
Convertible Corporate Bonds - 0.43%
Consumer Discretionary - 0.18%
Hotels, Restaurants & Leisure - 0.18%
Carnival Corp., 2.00%, 4/15/2021	$175,000	$223,125
International Game Technology, 1/29/2033	340,000	307,275
Total Consumer Discretionary		530,400

Energy - 0.15%
Energy Equipment & Services - 0.15%
Cooper Cameron Corp. (now known as Cameron International Corp.), 1.50%, 5/15/2024	95,000	145,588
Pride International, Inc., 3.25%, 5/1/2033	95,000	114,950
Schlumberger Ltd., 1.50%, 6/1/2023	105,000	185,194
Total Energy		445,732

Health Care - 0.02%
Pharmaceuticals - 0.02%
Valeant Pharmaceuticals International, 4.00%, 11/15/2013	60,000	57,375

Industrials - 0.04%
Trading Companies & Distributors - 0.04%
United Rentals North America, Inc., 1.875%, 10/15/2023	110,000	136,125

Utilities - 0.04%
Multi-Utilities - 0.04%
Xcel Energy, Inc., 7.50%, 11/21/2007	65,000	117,081

Total Convertible Corporate Bonds
(Identified Cost $1,215,575)		1,286,713

Non-Convertible Corporate Bonds - 2.69%
Consumer Discretionary - 0.78%
Automobiles - 0.33%
General Motors Acceptance Corp. LLC, 6.125%, 1/22/2008	970,000	965,240

Media - 0.33%
AOL Time Warner (now known as Time Warner, Inc.), 6.75%, 4/15/2011	275,000	288,417
Comcast Corp., 6.50%, 11/15/2035	410,000	418,644
The Walt Disney Co., 7.00%, 3/1/2032	235,000	274,256
		981,317

Multiline Retail - 0.07%
Target Corp., 5.875%, 3/1/2012	200,000	206,477

Specialty Retail - 0.05%
Lowe’s Companies, Inc., 8.25%, 6/1/2010	145,000	159,591

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Principal Amount	(Note 2)

CORPORATE BONDS (continued)
Non-Convertible Corporate Bonds (continued)
Total Consumer Discretionary		$2,312,625

Consumer Staples - 0.06%
Food & Staples Retailing - 0.06%
The Kroger Co., 7.25%, 6/1/2009	$80,000	83,473
The Kroger Co., 6.80%, 4/1/2011	80,000	83,733
Total Consumer Staples		167,206

Energy - 0.12%
Oil, Gas & Consumable Fuels - 0.12%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	135,000	137,104
Arch Western Finance, 6.75%, 7/1/2013	225,000	217,125
Total Energy		354,229

Financials - 0.76%
Capital Markets - 0.18%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	265,000	270,596
Lehman Brothers Holdings, Inc., 6.625%, 1/18/2012	115,000	122,191
Merrill Lynch & Co., Inc., 6.05%, 5/16/2016	125,000	129,807
		522,594

Commercial Banks - 0.28%
PNC Funding Corp., 7.50%, 11/1/2009	155,000	164,507
U.S. Bank National Association, 6.375%, 8/1/2011	315,000	330,860
Wachovia Corp., 5.25%, 8/1/2014	335,000	332,084
		827,451

Diversified Financial Services - 0.15%
Bank of America Corp. Capital Trust VI, 5.625%, 3/8/2035	350,000	329,921
Citigroup, Inc., 5.00%, 9/15/2014	130,000	126,978
		456,899

Insurance - 0.15%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	270,000	272,979
American International Group, Inc., 4.25%, 5/15/2013	180,000	169,594
		442,573
Total Financials		2,249,517

Health Care - 0.09%
Pharmaceuticals - 0.09%
Abbott Laboratories, 3.50%, 2/17/2009	135,000	130,444

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Principal Amount	(Note 2)

CORPORATE BONDS (continued)
Non - Convertible Corporate Bonds (continued)
Health Care (continued)
Pharmaceuticals (continued)
Wyeth[2], 5.50%, 3/15/2013	$125,000	$125,850
Total Health Care		256,294

Industrials - 0.49%
Aerospace & Defense - 0.04%
Boeing Capital Corp., 6.50%, 2/15/2012	115,000	122,074

Air Freight & Logistics - 0.05%
FedEx Corp., 3.50%, 4/1/2009	135,000	129,735

Airlines - 0.09%
Southwest Airlines Co., 5.25%, 10/1/2014	275,000	269,787

Industrial Conglomerates - 0.11%
General Electric Capital Corp., 6.75%, 3/15/2032	290,000	334,856

Machinery - 0.04%
John Deere Capital Corp., 7.00%, 3/15/2012	115,000	124,249

Road & Rail - 0.09%
CSX Corp., 6.75%, 3/15/2011	165,000	174,204
Union Pacific Corp., 6.65%, 1/15/2011	80,000	84,061
		258,265

Trading Companies & Distributors - 0.07%
United Rentals North America, Inc., 7.00%, 2/15/2014	225,000	215,437
Total Industrials		1,454,403

Information Technology - 0.14%
Communications Equipment - 0.14%
Cisco Systems, Inc., 5.25%, 2/22/2011	75,000	75,453
Corning, Inc., 6.20%, 3/15/2016	340,000	348,705
Total Information Technology		424,158

Materials - 0.05%
Metals & Mining - 0.05%
Alcoa, Inc., 7.375%, 8/1/2010	155,000	166,319

Telecommunication Services - 0.06%
Diversified Telecommunication Services - 0.06%
Verizon Wireless Capital LLC, 5.375%, 12/15/2006	170,000	169,932

Utilities - 0.14%
Electric Utilities - 0.07%
Allegheny Energy Supply Co. LLC[3], 8.25%, 4/15/2012	80,000	87,000

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Moderate Term Series	Principal Amount	(Note 2)

CORPORATE BONDS (continued)
Non - Convertible Corporate Bonds (continued)
Utilities (continued)
Electric Utilities (continued)
American Electric Power Co., Inc., 5.375%, 3/15/2010	$125,000	$125,285
		212,285

Independent Power Producers & Energy Traders - 0.04%
TXU Energy Co., 7.00%, 3/15/2013	120,000	126,404

Multi-Utilities - 0.03%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	75,000	83,746
Total Utilities		422,435

Total Non-Convertible Corporate Bonds
(Identified Cost $7,981,482)		7,977,118

TOTAL CORPORATE BONDS
(Identified Cost $9,197,057)		9,263,831

U.S. TREASURY SECURITIES - 31.71%
U.S. Treasury Bonds - 8.70%
U.S. Treasury Bond, 7.50%, 11/15/2024	360,000	475,678
U.S. Treasury Bond, 6.00%, 2/15/2026	3,450,000	3,959,413
U.S. Treasury Bond, 5.50%, 8/15/2028	19,575,000	21,425,445

Total U.S. Treasury Bonds
(Identified Cost $24,702,221)		25,860,536

U.S. Treasury Notes - 23.01%
U.S. Treasury Note, 3.625%, 4/30/2007	17,200,000	17,080,408
U.S. Treasury Note, 3.00%, 2/15/2008	26,000,000	25,413,986
U.S. Treasury Note, 5.625%, 5/15/2008	5,000	5,064
U.S. Treasury Note, 3.25%, 8/15/2008	4,500,000	4,388,378
U.S. Treasury Note, 3.875%, 5/15/2010	3,600,000	3,518,017
U.S. Treasury Note, 4.50%, 11/15/2010	18,000,000	17,950,788

Total U.S. Treasury Notes
(Identified Cost $68,500,970)		68,356,641

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $93,203,191)		94,217,177

U.S. GOVERNMENT AGENCIES - 4.53%
Mortgage-Backed Securities - 4.50%
Fannie Mae, Pool #545883, 5.50%, 9/1/2017	159,436	159,965
Fannie Mae, Pool #786281, 6.50%, 7/1/2034	151,338	154,483
Fannie Mae, TBA[4], 4.50%, 11/15/2021	885,000	855,961
Fannie Mae, TBA[4], 5.00%, 11/15/2021	800,000	787,750
Fannie Mae, TBA[4], 5.00%, 11/15/2036	1,697,000	1,638,134
Fannie Mae, TBA[4], 5.50%, 11/15/2036	2,413,000	2,384,346

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

	Principal Amount/	Value
Pro-Blend® Moderate Term Series	Shares	(Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Mortgage - Backed Securities (continued)
Fannie Mae, TBA[4], 6.00%, 11/15/2036	$918,000	$923,451
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019	155,634	155,910
Federal Home Loan Mortgage Corp., Pool #G01736, 6.50%, 9/1/2034	111,344	113,830
Federal Home Loan Mortgage Corp., TBA[4], 5.00%, 11/15/2021	657,000	646,529
Federal Home Loan Mortgage Corp., TBA[4], 4.50%, 12/15/2021	991,000	956,934
Federal Home Loan Mortgage Corp., TBA[4], 5.00%, 11/15/2036	1,100,000	1,062,532
Federal Home Loan Mortgage Corp., TBA[4], 5.50%, 11/15/2036	1,406,000	1,390,182
Federal Home Loan Mortgage Corp., TBA[4], 6.00%, 11/15/2036	523,000	526,432
GNMA, Pool #286310, 9.00%, 2/15/2020	2,035	2,190
GNMA, Pool #288873, 9.50%, 8/15/2020	266	291
GNMA, Pool #550290, 6.50%, 8/15/2031	85,661	88,228
GNMA, TBA[4], 5.00%, 11/15/2036	373,000	363,675
GNMA, TBA[4], 5.50%, 11/15/2036	729,000	725,811
GNMA, TBA[4], 6.00%, 11/15/2036	429,000	434,765

Total Mortgage-Backed Securities
(Identified Cost $13,242,326)		13,371,399

Other Agencies - 0.03%
Fannie Mae, 4.25%, 7/15/2007	5,000	4,966
Fannie Mae, 5.75%, 2/15/2008	55,000	55,483
Fannie Mae, 5.25%, 1/15/2009	5,000	5,037
Fannie Mae, 6.375%, 6/15/2009	10,000	10,367

Total Other Agencies
(Identified Cost $76,230)		75,853

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $13,318,556)		13,447,252

SHORT-TERM INVESTMENTS - 10.43%
Dreyfus Treasury Cash Management - Institutional Shares	8,103,977	8,103,977
Fannie Mae Discount Note, 12/20/2006	$15,000,000	14,899,574
U.S. Treasury Bill, 11/9/2006	8,000,000	7,991,682

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $30,991,943)		30,995,233

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

Value
Pro-Blend® Moderate Term Series	(Note 2)

TOTAL INVESTMENTS - 103.63%
(Identified Cost $286,644,111)	$307,891,280

LIABILITIES, LESS OTHER ASSETS - (3.63%)	(10,795,190)

NET ASSETS - 100%	$297,096,090

*Non-income producing security
**Less than 0.01%
ADR - American Depository Receipt
1Mellon Financial Corp. is the parent company of Mellon Trust of New England N.A., the Fund's custodian.
2The coupon rate will increase with every ratings downgrade and decrease with every ratings upgrade. The coupon rate stated is the rate as of October 31, 2006.
3Restricted Securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. The Security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors. The security amounts to $87,000, or 0.03%, of the Series' net assets as of October 31, 2006.
4Securities purchased on a forward commitment or when-issued basis. TBA - to be announced.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2006

ASSETS:

Investments, at value (identified cost $286,644,111) (Note 2)	$307,891,280
Foreign currency, at value (cost $4,355)	4,427
Interest receivable	1,071,477
Receivable for securities sold	655,341
Receivable for fund shares sold	477,702
Dividends receivable	120,173
Foreign tax reclaims receivable	44,571

TOTAL ASSETS	310,264,971

LIABILITIES:

Accrued management fees (Note 3)	246,176
Accrued fund accounting and transfer agent fees (Note 3)	23,111
Accrued Chief Compliance Officer service fees (Note 3)	570
Payable for purchases of delayed delivery securities (Note 2)	12,581,251
Payable for fund shares repurchased	169,148
Payable for securities purchased	98,615
Audit fees payable	33,452
Other payables and accrued expenses	16,558

TOTAL LIABILITIES	13,168,881

TOTAL NET ASSETS	$297,096,090

NET ASSETS CONSIST OF:

Capital stock	$219,250
Additional paid-in-capital	260,458,504
Undistributed net investment income	2,923,571
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	12,246,648
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	21,248,117

TOTAL NET ASSETS	$297,096,090

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($297,096,090/21,925,017 shares)	$13.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2006

INVESTMENT INCOME:

Interest	$4,540,763
Dividends (net of foreign tax withheld, $60,611)	2,486,137

Total Investment Income	7,026,900

EXPENSES:

Management fees (Note 3)	2,419,287
Fund accounting and transfer agent fees (Note 3)	226,795
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	5,698
Custodian fees	34,250
Miscellaneous	102,158

Total Expenses	2,795,288

NET INVESTMENT INCOME	4,231,612

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments	12,427,577
Foreign currency and other assets and liabilities	2,284

12,429,861

Net change in unrealized appreciation on -
Investments	13,116,686
Foreign currency and other assets and liabilities	2,227

13,118,913

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	25,548,774

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,780,386

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	For the	For the
	Year Ended	Year Ended
	10/31/06	10/31/05
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,231,612	$1,555,452
Net realized gain on investments and foreign currency	12,429,861	9,624,383
Net change in unrealized appreciation on investments and foreign currency	13,118,913	2,693,747

Net increase from operations	29,780,386	13,873,582

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(2,281,226)	(1,087,622)
From net realized gain on investments	(9,540,816)	(1,812,964)

Total distributions to shareholders	(11,822,042)	(2,900,586)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	88,115,419	84,293,577

Net increase in net assets	106,073,763	95,266,573

NET ASSETS:

Beginning of year	191,022,327	95,755,754

End of year (including undistributed net investment income of $2,923,571 and $970,003, respectively)	$297,096,090	$191,022,327

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series

	For the Years Ended
	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02
Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$12.75	$11.81	$11.07	$10.05	$11.06

Income (loss) from investment operations:
Net investment income	0.20	0.11	0.11	0.10	0.18
Net realized and unrealized gain (loss) on investments	1.36	1.16	0.85	1.08	(0.50)

Total from investment operations	1.56	1.27	0.96	1.18	(0.32)

Less distributions to shareholders:
From net investment income	(0.14)	(0.11)	(0.10)	(0.16)	(0.26)
From net realized gain on investments	(0.62)	(0.22)	(0.12)	-	(0.43)

Total distributions to shareholders	(0.76)	(0.33)	(0.22)	(0.16)	(0.69)

Net asset value - End of year	$13.55	$12.75	$11.81	$11.07	$10.05

Total return[1]	12.88%	10.94%	8.76%	11.87%	(3.32%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.16%	1.20%	1.20%	1.20%	1.20%
Net investment income	1.75%	1.09%	1.00%	1.05%	1.80%

Portfolio turnover	72%	77%	42%	60%	67%

Net assets - End of year (000's omitted)	$297,096	$191,022	$95,756	$69,393	$47,671

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

N/A	0.01%	0.08%	0.13%	0.23%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Extended Term Series (unaudited)

	Average Annual Total Returns
	As of October 31, 2006

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series[2]	16.03%	9.72%	9.68%	10.76%

Lehman Brothers U.S. Aggregate Bond Index[3,6]	5.19%	4.51%	6.26%	6.12%

Lehman Brothers U.S. Government/Credit Bond Index[4,6]	4.88%	4.57%	6.29%	6.06%

15%/40%/45% Blended Index[3,5,6,7]	12.98%	8.04%	7.93%	8.45%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series for the ten years ended October 31, 2006 to the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers U.S. Government/Credit Bond Index and a 15%/40%/45% Blended Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	Lehman Brothers	Lehman Brothers	15%/40%/45%
Date	Pro-Blend® Extended Term Series[2]	U.S. Aggregate Bond Index	U.S. Government/Credit Bond Index	Blended Index
11/1/96	$10,000	$10,000	$10,000	$10,000
10/31/97	11,969	10,889	10,881	11,716
10/31/98	11,902	11,906	11,999	13,145
10/31/99	13,147	11,969	11,920	14,922
10/31/00	15,623	12,843	12,769	15,970
10/31/01	15,838	14,713	14,726	14,569
10/31/02	14,929	15,579	15,535	13,901
10/31/03	17,236	16,343	16,494	16,139
10/31/04	19,222	17,247	17,412	17,619
10/31/05	21,705	17,443	17,555	18,984
10/31/06	25,185	18,348	18,412	21,449

1Performance numbers for the Series are calculated from October 12, 1993, the Series' inception date. The Lehman Brothers U.S. Aggregate Bond Index and the Lehman Brothers U.S. Government/Credit Bond Index only publish month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The primary index has been changed from the Lehman Brothers U.S. Government/Credit Bond Index to. the Lehman Brothers U.S. Aggregate Bond Index because it more closely represents the fixed income universe of the Series. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.
4The Lehman Brothers U.S. Government/Credit Bond Index is a market value weighted measure of over 4,000 investment grade corporate and government securities with maturities greater than one year. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.
5The 15%/40%/45% Blended Index is 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Lehman Brothers U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged, market-capitalization weighted index of the 3,000 largest U.S. domiciled companies. The Index returns assume reinvestment of income. Both Indices' returns, unlike Series returns, do not reflect any fees or expenses.
6Because the Series' asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices' portfolios.
7The components of the Blended Index have been broadened to more closely represent the investment universe for this series. The new index components take into account the Advisor’s all-capitalization and all-country equity investment approach, as well as the ability to invest across multiple fixed income sectors.

Shareholder Expense Example - Pro-Blend® Extended Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/06	10/31/06	5/1/06-10/31/06
Actual	$1,000.00	$1,062.80	$5.88
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.51	$5.75

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

Portfolio Composition - Pro-Blend® Extended Term Series (unaudited)

As of October 31, 2006

Data for pie chart to follow:

Asset Allocation*

Common Stocks	66.14%
Corporate Bonds	3.33%
U.S. Government Agencies	4.71%
U.S. Treasury Bonds[1]	9.31%
U.S. Treasury Notes[2]	8.22%
Cash, warrants, short-term investments, and liabilities, less other assets	8.29%

*As a percentage of net assets.
1A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.
2A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation*

Information Technology	12.77%
Health Care	10.25%
Consumer Discretionary	8.78%
Consumer Staples	8.09%
Financials	7.79%
Industrials	7.58%
Energy	6.63%
Utilities	3.35%
Telecommunication Services	0.97%
Materials	0.74%

*Including Common Stocks, Warrants and Corporate Bonds, as a percentage of total investments.

Top Ten Stock Holdings*

Time Warner, Inc.	2.08%
EMC Corp.	2.08%
Novartis AG - ADR (Switzerland)	2.02%
Unilever plc - ADR (United Kingdom)	1.89%
The Coca-Cola Co.	1.78%
Western Union Co.	1.63%
Schlumberger Ltd.	1.52%
Carnival Corp.	1.50%
Automatic Data Processing, Inc.	1.43%
Cisco Systems, Inc.	1.42%

*As a percentage of total investments.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Shares	(Note 2)

COMMON STOCKS - 66.14%

Consumer Discretionary - 8.12%
Auto Components - 0.09%
Autoliv, Inc. (Sweden) (Note 7)	2,175	$123,692
Azure Dynamics Corp.* (Canada) (Note 7)	114,825	91,025
Superior Industries International, Inc.	5,050	85,345
Tenneco, Inc.*	6,150	139,605
		439,667

Diversified Consumer Services - 0.05%
Corinthian Colleges, Inc.*	7,725	94,631
Universal Technical Institute, Inc.*	7,700	153,846
		248,477

Hotels, Restaurants & Leisure - 2.58%
Carnival Corp.	154,560	7,545,619
Club Mediterranee S.A.* (France) (Note 7)	5,750	309,718
International Game Technology	109,050	4,635,715
		12,491,052

Internet & Catalog Retail - 0.06%
Audible, Inc.*	36,450	272,646

Leisure Equipment & Products - 0.00%**
K2, Inc.*	2,175	29,710

Media - 5.02%
Acme Communications, Inc.*	20,450	107,976
Comcast Corp. - Class A*	132,025	5,369,457
DreamWorks Animation SKG, Inc. - Class A*	3,825	101,171
The E.W. Scripps Co. - Class A	137,375	6,794,567
Impresa S.A. (SGPS)* (Portugal) (Note 7)	16,400	91,665
Pearson plc (United Kingdom) (Note 7)	19,550	288,421
Playboy Enterprises, Inc. - Class B*	8,600	91,246
Reed Elsevier plc - ADR (United Kingdom) (Note 7)	8,525	386,268
Reuters Group plc (United Kingdom) (Note 7)	34,675	295,792
Scholastic Corp.*	3,050	95,831
Time Warner, Inc.	523,050	10,466,231
Wolters Kluwer N.V. (Netherlands) (Note 7)	7,425	204,092
		24,292,717

Multiline Retail - 0.04%
PPR (France) (Note 7)	1,200	179,011

Specialty Retail - 0.25%
Build-A-Bear Workshop, Inc.*	8,900	259,702
Douglas Holding AG (Germany) (Note 7)	6,900	333,712

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Consumer Discretionary (continued)
Specialty Retail (continued)
Kingfisher plc (United Kingdom) (Note 7)	77,200	$387,620
KOMERI Co. Ltd. (Japan) (Note 7)	3,900	134,402
Tractor Supply Co.*	1,800	87,156
		1,202,592

Textiles, Apparel & Luxury Goods - 0.03%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)	1,575	164,104
Total Consumer Discretionary		39,319,976

Consumer Staples - 8.34%
Beverages - 1.97%
The Coca-Cola Co.	191,400	8,942,208
Diageo plc (United Kingdom) (Note 7)	8,825	163,270
Heineken N.V. (Netherlands) (Note 7)	2,275	103,090
Kirin Brewery Co. Ltd. (Japan) (Note 7)	12,000	159,672
Scottish & Newcastle plc (United Kingdom) (Note 7)	15,150	162,972
		9,531,212

Food & Staples Retailing - 1.70%
Carrefour S.A. (France) (Note 7)	54,040	3,292,162
Pathmark Stores, Inc.*	9,625	97,501
Tesco plc (United Kingdom) (Note 7)	36,650	275,067
Wal-Mart Stores, Inc.	92,250	4,546,080
		8,210,810

Food Products - 3.57%
Cadbury Schweppes plc (United Kingdom) (Note 7)	41,500	417,533
Groupe Danone (France) (Note 7)	2,050	300,316
Nestle S.A. (Switzerland) (Note 7)	20,350	6,954,048
Suedzucker AG (Germany) (Note 7)	4,250	104,834
Unilever plc - ADR (United Kingdom) (Note 7)	391,518	9,506,057
		17,282,788

Household Products - 0.05%
Kao Corp. (Japan) (Note 7)	3,000	78,758
Reckitt Benckiser plc (United Kingdom) (Note 7)	4,125	179,461
		258,219

Personal Products - 1.05%
Clarins S.A. (France) (Note 7)	4,710	326,065

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Consumer Staples (continued)
Personal Products (continued)
The Estee Lauder Companies, Inc. - Class A	117,360	$4,740,170
		5,066,235
Total Consumer Staples		40,349,264

Energy - 6.61%
Energy Equipment & Services - 5.49%
Abbot Group plc (United Kingdom) (Note 7)	58,300	334,700
APL ASA* (Norway) (Note 7)	11,950	83,033
Baker Hughes, Inc.	68,520	4,731,306
Cameron International Corp.*	71,850	3,599,685
Compagnie Generale de Geophysique S.A. (CGG)* (France) (Note 7)	3,175	536,838
Hydril Co.*	3,450	207,172
National-Oilwell Varco, Inc.*	76,284	4,607,554
Pride International, Inc.*	12,075	333,391
Schlumberger Ltd.	120,800	7,620,064
Weatherford International Ltd.*	110,295	4,530,919
		26,584,662

Oil, Gas & Consumable Fuels - 1.12%
BP plc (United Kingdom) (Note 7)	13,825	153,728
Eni S.p.A. (Italy) (Note 7)	10,575	318,880
Forest Oil Corp.*	3,200	104,448
Hess Corp.	101,270	4,293,848
Mariner Energy, Inc.*	2,589	51,314
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)	1,650	133,584
Royal Dutch Shell plc - Class B (United Kingdom) (Note 7)	4,679	167,598
Total S.A. (France) (Note 7)	2,700	182,782
		5,406,182
Total Energy		31,990,844

Financials - 7.27%
Capital Markets - 1.81%
The Bank of New York Co., Inc.	116,700	4,010,979
The Charles Schwab Corp.	6,300	114,786
Daiwa Securities Group, Inc. (Japan) (Note 7)	6,000	68,086
Deutsche Bank AG (Germany) (Note 7)	2,400	301,363
Franklin Resources, Inc.	875	99,715
Janus Capital Group, Inc.	6,925	139,054
Macquarie Bank Ltd. (Australia) (Note 7)	3,275	188,998

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Financials (continued)
Capital Markets (continued)
Mellon Financial Corp.[1]	4,400	$170,720
Merrill Lynch & Co., Inc.	1,875	163,912
Morgan Stanley	2,425	185,343
SEI Investments Co.	58,950	3,317,706
		8,760,662

Commercial Banks - 3.86%
Aareal Bank AG* (Germany) (Note 7)	6,525	277,856
ABN AMRO Holding N.V. (Netherlands) (Note 7)	16,750	488,410
Banca Monte dei Paschi di Siena S.p.A. (Italy) (Note 7)	10,950	67,211
Barclays plc (United Kingdom) (Note 7)	45,525	614,323
BNP Paribas (France) (Note 7)	1,550	170,400
Boston Private Financial Holdings, Inc.	6,775	187,261
The Chugoku Bank Ltd. (Japan) (Note 7)	10,000	131,349
Commerzbank AG (Germany) (Note 7)	4,775	169,030
Credit Agricole S.A. (France) (Note 7)	3,800	161,526
The Hachijuni Bank Ltd. (Japan) (Note 7)	18,000	127,450
HSBC Holdings plc (United Kingdom) (Note 7)	16,425	311,395
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	2,550	243,448
Huntington Bancshares, Inc.	1,650	40,277
KeyCorp	2,075	77,066
Marshall & Ilsley Corp.	2,325	111,461
Mitsubishi UFJ Financial Group, Inc. (Japan) (Note 7)	12	150,847
PNC Financial Services Group, Inc.	61,450	4,303,344
Royal Bank of Scotland Group plc (United Kingdom) (Note 7)	19,925	709,897
SanPaolo IMI S.p.A. (Italy) (Note 7)	3,025	64,581
Societe Generale (France) (Note 7)	675	112,150
The Sumitomo Trust & Banking Co. Ltd. (Japan) (Note 7)	18,000	193,638
SunTrust Banks, Inc.	2,300	181,677
TCF Financial Corp.	5,125	133,404
U.S. Bancorp	133,225	4,508,334
UniCredito Italiano S.p.A. (Italy) (Note 7)	29,175	241,810
Wachovia Corp.	82,850	4,598,175
Wells Fargo & Co.	3,600	130,644
Zions Bancorporation	2,225	178,890
		18,685,854

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Financials (continued)
Consumer Finance - 0.01%
Capital One Financial Corp.	875	$69,414

Diversified Financial Services - 1.13%
Bank of America Corp.	86,225	4,644,941
Citigroup, Inc.	3,725	186,846
ING Groep N.V. (Netherlands) (Note 7)	4,650	205,964
JPMorgan Chase & Co.	7,275	345,126
Moody's Corp.	1,500	99,450
		5,482,327

Insurance - 0.42%
Allianz SE (Germany) (Note 7)	4,150	767,573
Ambac Financial Group, Inc.	1,975	164,893
American International Group, Inc.	2,925	196,472
Axa (France) (Note 7)	4,550	173,316
MBIA, Inc.	1,175	72,873
Muenchener Rueckver AG (Germany) (Note 7)	2,275	368,057
Principal Financial Group, Inc.	825	46,604
Torchmark Corp.	675	41,634
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	5,125	194,904
		2,026,326

Thrifts & Mortgage Finance - 0.04%
BankAtlantic Bancorp, Inc. - Class A	6,375	83,513
Flagstar Bancorp, Inc.	6,025	90,556
		174,069
Total Financials		35,198,652

Health Care - 10.52%
Biotechnology - 0.20%
Amgen, Inc.*	4,225	320,720
Monogram Biosciences, Inc.*	107,025	194,785
Senomyx, Inc.*	12,075	186,197
Solexa, Inc.*	24,825	254,208
		955,910

Health Care Equipment & Supplies - 4.32%
Align Technology, Inc.*	11,775	163,201
Bausch & Lomb, Inc.	67,475	3,612,612
Biomet, Inc.	6,075	229,878
The Cooper Companies, Inc.	88,365	5,092,475
Cyberonics, Inc.*	15,925	287,128
Dexcom, Inc.*	34,625	304,700

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Health Care (continued)
Health Care Equipment & Supplies (continued)
Edwards Lifesciences Corp.*	7,300	$313,389
Foxhollow Technologies, Inc.*	18,425	645,059
IntraLase Corp.*	32,700	642,882
Inverness Medical Innovations, Inc.*	19,200	723,648
Kyphon, Inc.*	8,275	326,863
Medtronic, Inc.	124,600	6,065,528
Mentor Corp.	5,275	246,870
OraSure Technologies, Inc.*	63,500	492,760
ResMed, Inc.*	9,475	416,805
Respironics, Inc.*	5,950	210,154
Straumann Holding AG (Switzerland) (Note 7)	1,075	244,397
Wright Medical Group, Inc.*	35,525	877,823
		20,896,172

Health Care Providers & Services - 0.45%
AMN Healthcare Services, Inc.*	24,275	613,915
Cross Country Healthcare, Inc.*	24,350	471,416
Healthways, Inc.*	3,175	134,461
Patterson Companies, Inc.*	7,625	250,481
Tenet Healthcare Corp.*	61,525	434,366
Triad Hospitals, Inc.*	7,575	280,502
		2,185,141

Health Care Technology - 1.19%
AMICAS, Inc.*	153,900	484,785
Emdeon Corp.*	372,890	4,344,169
iSOFT Group plc (United Kingdom) (Note 7)	333,000	288,985
Merge Technologies, Inc.*	31,875	245,756
WebMD Health Corp. - Class A*	11,050	402,883
		5,766,578

Life Sciences Tools & Services - 1.89%
Affymetrix, Inc.*	118,190	3,013,845
Caliper Life Sciences, Inc.*	71,700	365,670
Charles River Laboratories International, Inc.*	8,625	370,185
Invitrogen Corp.*	3,575	207,386
PerkinElmer, Inc.	241,900	5,166,984
		9,124,070

Pharmaceuticals - 2.47%
AstraZeneca plc (United Kingdom) (Note 7)	1,450	85,678
AstraZeneca plc - ADR (United Kingdom) (Note 7)	2,475	145,283

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Health Care (continued)
Pharmaceuticals (continued)
GlaxoSmithKline plc (United Kingdom) (Note 7)	9,025	$240,988
Novartis AG - ADR (Switzerland) (Note 7)	166,975	10,140,392
Sanofi-Aventis (France) (Note 7)	1,250	106,235
Sanofi-Aventis - ADR (France) (Note 7)	9,125	389,546
Shire plc (United Kingdom) (Note 7)	11,175	203,870
Takeda Pharmaceutical Co. Ltd. (Japan) (Note 7)	1,700	109,176
Valeant Pharmaceuticals International	29,350	548,258
		11,969,426
Total Health Care		50,897,297

Industrials - 7.27%
Aerospace & Defense - 1.08%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	121,975	5,077,819
Hexcel Corp.*	9,500	153,805
		5,231,624

Air Freight & Logistics - 1.07%
Deutsche Post AG (Germany) (Note 7)	7,175	198,410
TNT N.V. (Netherlands) (Note 7)	10,175	391,606
United Parcel Service, Inc. - Class B	61,010	4,597,103
		5,187,119

Airlines - 1.44%
AirTran Holdings, Inc.*	15,500	154,535
AMR Corp.*	1,825	51,720
Continental Airlines, Inc. - Class B*	1,475	54,398
Deutsche Lufthansa AG (Germany) (Note 7)	11,325	260,566
JetBlue Airways Corp.*	221,260	2,779,026
Southwest Airlines Co.	243,950	3,666,569
		6,966,814

Commercial Services & Supplies - 1.00%
ChoicePoint, Inc.*	1,725	62,773
Covanta Holding Corp.*	4,375	88,944
The Dun & Bradstreet Corp.*	60,925	4,705,847
		4,857,564

Construction & Engineering - 0.02%
Quanta Services, Inc.*	5,750	105,225

Electrical Equipment - 0.17%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland) (Note 7)	25,575	381,579
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Industrials (continued)
Electrical Equipment (continued)
Gamesa Corporacion Tecnologica S.A. (Spain) (Note 7)	13,425	$308,197
Hubbell, Inc. - Class B	1,950	96,564
Plug Power, Inc.*	16,425	65,536
		851,876

Industrial Conglomerates - 2.39%
3M Co.	86,375	6,809,805
Sonae S.A. (SGPS) (Portugal) (Note 7)	61,250	116,460
Tyco International Ltd. (Bermuda) (Note 7)	157,125	4,624,189
		11,550,454

Machinery - 0.08%
Bucyrus International, Inc. - Class A	2,300	96,370
FANUC Ltd. (Japan) (Note 7)	1,000	86,797
Heidelberger Druckmaschinen AG (Germany) (Note 7)	2,075	94,530
Wabtec Corp.	3,150	98,878
		376,575

Trading Companies & Distributors - 0.02%
United Rentals, Inc.*	3,675	87,061
Total Industrials		35,214,312

Information Technology - 13.10%
Communications Equipment - 3.10%
Blue Coat Systems, Inc.*	23,625	526,837
Cisco Systems, Inc.*	296,355	7,151,046
ECI Telecom Ltd.* (Israel) (Note 7)	64,475	478,405
Ixia*	34,500	315,675
Juniper Networks, Inc.*	287,825	4,956,347
Plantronics, Inc.	5,175	109,244
RADWARE Ltd.* (Israel) (Note 7)	33,225	485,085
Spirent Communications plc* (United Kingdom) (Note 7)	490,075	528,118
Tandberg ASA (Norway) (Note 7)	40,350	466,249
		15,017,006

Computers & Peripherals - 2.23%
Avid Technology, Inc.*	10,450	377,454
EMC Corp.*	851,750	10,433,937
		10,811,391

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Information Technology (continued)
Electronic Equipment & Instruments - 0.17%
DTS, Inc.*	13,275	$283,952
KEYENCE Corp. (Japan) (Note 7)	330	73,089
LoJack Corp.*	22,450	448,102
		805,143

IT Services - 4.40%
Automatic Data Processing, Inc.	145,725	7,204,644
CheckFree Corp.*	124,620	4,919,998
Fiserv, Inc.*	1,950	96,330
MoneyGram International, Inc.	6,500	222,365
RightNow Technologies, Inc.*	40,875	675,255
Western Union Co.*	370,600	8,171,730
		21,290,322

Semiconductors & Semiconductor Equipment - 0.13%
Cabot Microelectronics Corp.*	6,575	187,716
Genesis Microchip, Inc.*	28,875	295,969
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	14,070	136,479
		620,164

Software - 3.07%
Agile Software Corp.*	36,500	246,010
Amdocs Ltd.* (Guernsey) (Note 7)	19,400	751,944
Borland Software Corp.*	97,825	539,994
Cognos, Inc.* (Canada) (Note 7)	6,900	251,712
Electronic Arts, Inc.*	93,360	4,937,810
Kronos, Inc.*	13,325	451,718
Misys plc (United Kingdom) (Note 7)	27,900	108,423
NAVTEQ Corp.*	17,425	578,510
Salesforce.com, Inc.*	12,000	468,240
SAP AG (Germany) (Note 7)	1,300	257,963
Symantec Corp.*	269,250	5,341,920
Take-Two Interactive Software, Inc.*	12,475	174,525
TIBCO Software, Inc.*	52,300	483,775
UbiSoft Entertainment S.A.* (France) (Note 7)	4,700	290,046
		14,882,590
Total Information Technology		63,426,616

Materials - 0.71%
Chemicals - 0.69%
Arkema* (France) (Note 7)	67	3,270

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Materials (continued)
Chemicals (continued)
Bayer AG (Germany) (Note 7)	6,775	$339,857
Lonza Group AG (Switzerland) (Note 7)	37,475	2,892,659
The Scotts Miracle-Gro Co. - Class A	2,125	105,102
		3,340,888

Paper & Forest Products - 0.02%
Louisiana-Pacific Corp.	4,975	98,406
Total Materials		3,439,294

Telecommunication Services - 0.95%
Diversified Telecommunication Services - 0.04%
Swisscom AG - ADR (Switzerland) (Note 7)	5,650	197,580

Wireless Telecommunication Services - 0.91%
Vodafone Group plc - ADR (United Kingdom) (Note 7)	169,793	4,389,149
Total Telecommunication Services		4,586,729

Utilities - 3.25%
Electric Utilities - 2.14%
Allegheny Energy, Inc.*	111,425	4,794,618
American Electric Power Co., Inc.	122,050	5,056,531
E.ON AG (Germany) (Note 7)	3,300	394,455
Westar Energy, Inc.	3,850	97,482
		10,343,086

Multi-Utilities - 1.11%
Aquila, Inc.*	46,175	211,943
National Grid plc (United Kingdom) (Note 7)	15,275	195,198
Suez S.A. (France) (Note 7)	2,575	115,205
Xcel Energy, Inc.	219,750	4,849,882
		5,372,228
Total Utilities		15,715,314

TOTAL COMMON STOCKS
(Identified Cost $267,508,161)		320,138,298

WARRANTS - 0.00%**
Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011
(Identified Cost $5,289)	8,377	12,565

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Principal Amount	(Note 2)

CORPORATE BONDS - 3.33%
Convertible Corporate Bonds - 0.44%
Consumer Discretionary - 0.18%
Hotels, Restaurants & Leisure - 0.18%
Carnival Corp., 2.00%, 4/15/2021	$285,000	$363,375
International Game Technology, 1/29/2033	555,000	501,581
Total Consumer Discretionary		864,956

Energy - 0.15%
Energy Equipment & Services - 0.15%
Cooper Cameron Corp. (now known as Cameron International Corp.), 1.50%, 5/15/2024	155,000	237,537
Pride International, Inc., 3.25%, 5/1/2033	155,000	187,550
Schlumberger Ltd., 1.50%, 6/1/2023	170,000	299,838
Total Energy		724,925

Health Care - 0.02%
Pharmaceuticals - 0.02%
Valeant Pharmaceuticals International, 4.00%, 11/15/2013	115,000	109,969

Industrials - 0.04%
Trading Companies & Distributors - 0.04%
United Rentals North America, Inc., 1.875%, 10/15/2023	180,000	222,750

Utilities - 0.05%
Multi-Utilities - 0.05%
Xcel Energy, Inc., 7.50%, 11/21/2007	130,000	234,163

Total Convertible Corporate Bonds
(Identified Cost $2,031,026)		2,156,763

Non-Convertible Corporate Bonds - 2.89%
Consumer Discretionary - 0.80%
Automobiles - 0.32%
General Motors Acceptance Corp. LLC, 6.125%, 1/22/2008	1,580,000	1,572,247

Media - 0.34%
AOL Time Warner (now known as Time Warner, Inc.), 6.75%, 4/15/2011	500,000	524,395
Comcast Corp., 6.50%, 11/15/2035	670,000	684,126
The Walt Disney Co., 7.00%, 3/1/2032	380,000	443,477
		1,651,998

Multiline Retail - 0.08%
Target Corp., 5.875%, 3/1/2012	365,000	376,820

Specialty Retail - 0.06%
Lowe's Companies, Inc., 8.25%, 6/1/2010	265,000	291,666
Total Consumer Discretionary		3,892,731

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Principal Amount	(Note 2)

CORPORATE BONDS (continued)
Non - Convertible Corporate Bonds (continued)
Consumer Staples - 0.06%
Food & Staples Retailing - 0.06%
The Kroger Co., 7.25%, 6/1/2009	$140,000	$146,079
The Kroger Co., 6.80%, 4/1/2011	145,000	151,766
Total Consumer Staples		297,845

Energy - 0.12%
Oil, Gas & Consumable Fuels - 0.12%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	220,000	223,429
Arch Western Finance, 6.75%, 7/1/2013	365,000	352,225
Total Energy		575,654

Financials - 0.81%
Capital Markets - 0.18%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	425,000	433,974
Lehman Brothers Holdings, Inc., 6.625%, 1/18/2012	215,000	228,444
Merrill Lynch & Co., Inc., 6.05%, 5/16/2016	225,000	233,652
		896,070

Commercial Banks - 0.31%
PNC Funding Corp., 7.50%, 11/1/2009	280,000	297,173
U.S. Bank National Association, 6.375%, 8/1/2011	575,000	603,951
Wachovia Corp., 5.25%, 8/1/2014	615,000	609,648
		1,510,772

Diversified Financial Services - 0.16%
Bank of America Corp. Capital Trust VI, 5.625%, 3/8/2035	565,000	532,587
Citigroup, Inc., 5.00%, 9/15/2014	235,000	229,538
		762,125

Insurance - 0.16%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	435,000	439,799
American International Group, Inc., 4.25%, 5/15/2013	345,000	325,055
		764,854
Total Financials		3,933,821

Health Care - 0.10%
Pharmaceuticals - 0.10%
Abbott Laboratories, 3.50%, 2/17/2009	240,000	231,900
Wyeth[2], 5.50%, 3/15/2013	225,000	226,530
Total Health Care		458,430

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Principal Amount	(Note 2)

CORPORATE BONDS (continued)
Non-Convertible Corporate Bonds (continued)
Industrials - 0.55%
Aerospace & Defense - 0.05%
Boeing Capital Corp., 6.50%, 2/15/2012	$215,000	$228,226

Air Freight & Logistics - 0.05%
FedEx Corp., 3.50%, 4/1/2009	240,000	230,640

Airlines - 0.11%
Southwest Airlines Co., 5.25%, 10/1/2014	525,000	515,047

Industrial Conglomerates - 0.13%
General Electric Capital Corp., 6.75%, 3/15/2032	535,000	617,752

Machinery - 0.04%
John Deere Capital Corp., 7.00%, 3/15/2012	205,000	221,487

Road & Rail - 0.10%
CSX Corp., 6.75%, 3/15/2011	320,000	337,851
Union Pacific Corp., 6.65%, 1/15/2011	145,000	152,360
		490,211

Trading Companies & Distributors - 0.07%
United Rentals North America, Inc., 7.00%, 2/15/2014	365,000	349,488
Total Industrials		2,652,851

Information Technology - 0.15%
Communications Equipment - 0.15%
Cisco Systems, Inc., 5.25%, 2/22/2011	140,000	140,845
Corning, Inc., 6.20%, 3/15/2016	560,000	574,338
Total Information Technology		715,183

Materials - 0.06%
Metals & Mining - 0.06%
Alcoa, Inc., 7.375%, 8/1/2010	275,000	295,083

Telecommunication Services - 0.06%
Diversified Telecommunication Services - 0.06%
Verizon Wireless Capital LLC, 5.375%, 12/15/2006	300,000	299,879

Utilities - 0.18%
Electric Utilities - 0.10%
Allegheny Energy Supply Co. LLC[3], 8.25%, 4/15/2012	220,000	239,250
American Electric Power Co., Inc., 5.375%, 3/15/2010	230,000	230,524
		469,774

Independent Power Producers & Energy Traders - 0.05%
TXU Energy Co., 7.00%, 3/15/2013	215,000	226,473

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Extended Term Series	Principal Amount	(Note 2)

CORPORATE BONDS (continued)
Non - Convertible Corporate Bonds (continued)
Utilities (continued)
Multi-Utilities - 0.03%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	$135,000	$150,743
Total Utilities		846,990

Total Non-Convertible Corporate Bonds
(Identified Cost $13,990,960)		13,968,467

TOTAL CORPORATE BONDS
(Identified Cost $16,021,986)		16,125,230

U.S. TREASURY SECURITIES - 17.53%
U.S. Treasury Bonds - 9.31%
U.S. Treasury Bond, 7.25%, 8/15/2022	5,000	6,342
U.S. Treasury Bond, 6.00%, 2/15/2026	6,035,000	6,926,104
U.S. Treasury Bond, 5.50%, 8/15/2028	34,810,000	38,100,624

Total U.S. Treasury Bonds
(Identified Cost $42,109,412)		45,033,070

U.S. Treasury Notes - 8.22%
U.S. Treasury Note, 3.00%, 2/15/2008	20,000,000	19,549,220
U.S. Treasury Note, 4.875%, 4/30/2011	20,000,000	20,238,280

Total U.S. Treasury Notes
(Identified Cost $39,464,367)		39,787,500

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $81,573,779)		84,820,570

U.S. GOVERNMENT AGENCIES - 4.71%
Mortgage-Backed Securities - 4.67%
Fannie Mae, Pool #621881, 5.50%, 1/1/2017	2,744	2,753
Fannie Mae, Pool #725793, 5.50%, 9/1/2019	437,712	439,012
Fannie Mae, Pool #725686, 6.50%, 7/1/2034	507,518	519,907
Fannie Mae, TBA[4], 4.50%, 11/15/2021	1,444,000	1,396,620
Fannie Mae, TBA[4], 5.00%, 11/15/2021	1,303,000	1,283,049
Fannie Mae, TBA[4], 5.00%, 11/15/2036	2,780,000	2,683,567
Fannie Mae, TBA[4], 5.50%, 11/15/2036	3,938,000	3,891,236
Fannie Mae, TBA[4], 6.00%, 11/15/2036	1,497,000	1,505,889
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019	427,993	428,753
Federal Home Loan Mortgage Corp., Pool #A22067, 6.50%, 5/1/2034	272,335	278,067
Federal Home Loan Mortgage Corp., TBA[4], 5.00%, 11/15/2021	1,070,000	1,052,946

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

	Principal Amount/	Value
Pro-Blend® Extended Term Series	Shares	(Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Mortgage - Backed Securities (continued)
Federal Home Loan Mortgage Corp., TBA[4], 4.50%, 12/15/2021	$1,617,000	$1,561,416
Federal Home Loan Mortgage Corp., TBA[4], 5.00%, 11/15/2036	1,795,000	1,733,859
Federal Home Loan Mortgage Corp., TBA[4], 5.50%, 11/15/2036	2,295,000	2,269,181
Federal Home Loan Mortgage Corp., TBA[4], 6.00%, 11/15/2036	854,000	859,604
GNMA, Pool #631703, 6.50%, 9/15/2034	197,232	202,802
GNMA, TBA[4], 5.00%, 11/15/2036	607,000	591,825
GNMA, TBA[4], 5.50%, 11/15/2036	1,186,000	1,180,811
GNMA, TBA[4], 6.00%, 11/15/2036	697,000	706,366

Total Mortgage-Backed Securities
(Identified Cost $22,390,514)		22,587,663

Other Agencies - 0.04%
Fannie Mae, 4.25%, 7/15/2007	190,000	188,712
Fannie Mae, 5.75%, 2/15/2008	5,000	5,044

Total Other Agencies
(Identified Cost $196,891)		193,756

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $22,587,405)		22,781,419

SHORT-TERM INVESTMENTS - 12.06%
Dreyfus Treasury Cash Management - Institutional Shares	13,631,276	13,631,276
Fannie Mae Discount Note, 12/20/2006	$25,000,000	24,832,623
U.S. Treasury Bill, 11/9/2006	10,000,000	9,989,867
U.S. Treasury Bill, 12/21/2006	10,000,000	9,930,158

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $58,379,809)		58,383,924

TOTAL INVESTMENTS - 103.77%
(Identified Cost $446,076,429)		502,262,006

LIABILITIES, LESS OTHER ASSETS - (3.77%)		(18,259,092)

NET ASSETS - 100%		$484,002,914

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

Pro-Blend® Extended Term Series

*Non-income producing security
**Less than 0.01%
ADR - American Depository Receipt
1Mellon Financial Corp. is the parent company of Mellon Trust of New England N.A., the Fund's custodian.
2The coupon rate will increase with every ratings downgrade and decrease with every ratings upgrade. The coupon rate stated is the rate as of October 31, 2006.
3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors. This security amounts to $239,250, or 0.05%, of the Series' net assets as of October 31, 2006.
4Securities purchased on a forward commitment or when-issued basis. TBA - to be announced.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2006

ASSETS:

Investments, at value (identified cost $446,076,429) (Note 2)	$502,262,006
Foreign currency, at value (cost $10,042)	10,217
Receivable for securities sold	1,464,808
Interest receivable	873,992
Receivable for fund shares sold	477,151
Dividends receivable	147,185
Foreign tax reclaims receivable	125,027

TOTAL ASSETS	505,360,386

LIABILITIES:

Accrued management fees (Note 3)	399,698
Accrued fund accounting and transfer agent fees (Note 3)	35,807
Accrued Chief Compliance Officer service fees (Note 3)	570
Payable for purchases of delayed delivery securities (Note 2)	20,528,358
Payable for securities purchased	211,435
Payable for fund shares repurchased	118,174
Audit fees payable	35,996
Other payables and accrued expenses	27,434

TOTAL LIABILITIES	21,357,472

TOTAL NET ASSETS	$484,002,914

NET ASSETS CONSIST OF:

Capital stock	$282,635
Additional paid-in-capital	390,513,246
Undistributed net investment income	4,302,040
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	32,717,783
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	56,187,210

TOTAL NET ASSETS	$484,002,914

NET ASSET VALUE, OFFERING PRICE AND REDEMPTIONPRICE PER SHARE - CLASS A ($484,002,914/28,263,473 shares)	$17.12

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2006

INVESTMENT INCOME:

Interest	$5,424,302
Dividends (net of foreign tax withheld, $135,607)	5,226,978

Total Investment Income	10,651,280

EXPENSES:

Management fees (Note 3)	4,162,506
Fund accounting and transfer agent fees (Note 3)	397,144
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	5,698
Custodian fees	49,499
Miscellaneous	121,164

Total Expenses	4,743,111

NET INVESTMENT INCOME	5,908,169

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments	32,782,858
Foreign currency and other assets and liabilities	4,162

32,787,020

Net change in unrealized appreciation on -
Investments	24,448,988
Foreign currency and other assets and liabilities	5,432

24,454,420

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	57,241,440

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,149,609

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	For the	For the
	Year Ended	Year Ended
	10/31/06	10/31/05
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,908,169	$2,882,358
Net realized gain on investments and foreign currency	32,787,020	22,836,407
Net change in unrealized appreciation on investments and foreign currency	24,454,420	12,297,476

Net increase from operations	63,149,609	38,016,241

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(3,291,554)	(2,277,777)
From net realized gain on investments	(22,198,806)	(6,925,216)

Total distributions to shareholders	(25,490,360)	(9,202,993)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	80,617,845	61,315,353

Net increase in net assets	118,277,094	90,128,601

NET ASSETS:

Beginning of year	365,725,820	275,597,219

End of year (including undistributed net investment income of $4,302,040 and $1,677,462, respectively)	$484,002,914	$365,725,820

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series

	For the Years Ended
	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$15.82	$14.45	$13.14	$11.55	$13.09

Income (loss) from investment operations:
Net investment income	0.21	0.13	0.11	0.11	0.19
Net realized and unrealized gain (loss) on investments	2.18	1.71	1.39	1.66	(0.86)

Total from investment operations	2.39	1.84	1.50	1.77	(0.67)

Less distributions to shareholders:
From net investment income	(0.14)	(0.11)	(0.10)	(0.18)	(0.25)
From net realized gain on investments	(0.95)	(0.36)	(0.09)	-	(0.62)

Total distributions to shareholders	(1.09)	(0.47)	(0.19)	(0.18)	(0.87)

Net asset value - End of year	$17.12	$15.82	$14.45	$13.14	$11.55

Total return[1]	16.03%	12.92%	11.52%	15.45%	(5.74%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.14%	1.17%	1.17%	1.17%	1.19%
Net investment income	1.42%	0.89%	0.86%	0.90%	1.61%

Portfolio turnover	82%	71%	50%	67%	82%

Net assets - End of year (000's omitted)	$484,003	$365,726	$275,597	$209,038	$156,182

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

N/A	0.01%	0.04%	N/A	N/A

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Maximum Term Series (unaudited)

	Average Annual Total Returns
	As of October 31, 2006

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series[2]	18.87%	11.23%	11.95%	12.24%

Russell 3000® Index[3,6]	16.37%	8.35%	8.89%	10.04%

Standard & Poor's (S&P) 500 Total Return Index[4,6]	16.33%	7.25%	8.64%	9.96%

20%/65%/15% Blended Index[3,5,6,7]	17.00%	9.48%	8.53%	9.30%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series for the ten years ended October 31, 2006 to the Russell 3000® Index, the S&P 500 Total Return Index and an 20%/65%/15% Blended Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.		S&P 500
Date	Pro-Blend® Maximum Term Series[2]	Russell®3000	Total Return Index	20%/65%/15% Blended Index
11/1/96	$10,000	$10,000	$10,000	$10,000
10/31/97	12,677	13,160	13,210	12,254
10/31/98	11,918	15,331	16,116	13,904
10/31/99	15,056	19,129	20,251	16,831
10/31/00	19,324	20,971	21,483	18,007
10/31/01	18,165	15,693	16,136	14,416
10/31/02	16,225	13,441	13,700	12,893
10/31/03	19,666	16,625	16,548	15,741
10/31/04	22,655	18,205	18,104	17,446
10/31/05	26,017	20,136	19,682	19,377
10/31/06	30,927	23,432	22,895	22,670

1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The primary index has been changed from the S&P 500 Total Return Index to the Russell 3000® Index, because it more accurately reflects the Advisor’s all-capitalization equity investment approach. The Russell 3000® Index is an unmanaged, market-capitalization weighted index of the 3,000 largest U.S. domiciled companies. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.
4The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.
5The 20%/65%/15% Blended Index is 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Lehman Brothers U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices' returns, unlike Series returns, do not reflect any fees or expenses.
6Because the Series' asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices' portfolios.
7The components of the Blended Index have been broadened to more closely represent the investment universe for this series. The new index components take into account the Advisor’s all-capitalization and all-country equity investment approach, as well as the ability to invest across multiple fixed income sectors.

Shareholder Expense Example - Pro-Blend® Maximum Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/06	10/31/06	5/1/06-10/31/06
Actual	$1,000.00	$1,067.60	$5.99
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

Portfolio Composition - Pro-Blend® Maximum Term Series (unaudited)

As of October 31, 2006

Data for pie chart to follow:

Asset Allocation*

Common Stocks	84.66%
U.S. Treasury Bonds[1]	8.70%
Cash, warrants, short-term investments, and liabilities, less other assets	6.64%

*As a percentage of net assets.
1A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

Stock Sector Allocation*

Information Technology	16.84%
Health Care	13.76%
Consumer Discretionary	10.29%
Consumer Staples	9.59%
Financials	9.35%
Industrials	8.59%
Energy	8.04%
Utilities	3.85%
Materials	3.09%
Telecommunication Services	1.14%

*Including Common Stocks and Warrants, as a percentage of total investments.

Top Ten Stock Holdings*

Novartis AG - ADR (Switzerland)	2.48%
Unilever plc - ADR (United Kingdom)	2.46%
EMC Corp.	2.43%
Time Warner, Inc.	2.33%
The Coca-Cola Co.	2.32%
Western Union Co.	1.83%
Schlumberger Ltd.	1.80%
Cisco Systems, Inc.	1.79%
The E.W. Scripps Co. - Class A	1.72%
Carnival Corp.	1.72%

* As a percentage of total investments.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Maximum Term Series	Shares	(Note 2)

COMMON STOCKS - 84.66%

Consumer Discretionary - 10.31%
Auto Components - 0.08%
Autoliv, Inc. (Sweden) (Note 7)	1,325	$75,353
Azure Dynamics Corp.* (Canada) (Note 7)	56,675	44,928
Superior Industries International, Inc.	3,100	52,390
Tenneco, Inc.*	3,100	70,370
		243,041

Diversified Consumer Services - 0.05%
Corinthian Colleges, Inc.*	4,850	59,413
Universal Technical Institute, Inc.*	4,775	95,404
		154,817

Hotels, Restaurants & Leisure - 3.06%
Carnival Corp.	100,870	4,924,473
Club Mediterranee S.A.* (France) (Note 7)	3,775	203,337
International Game Technology	84,800	3,604,848
		8,732,658

Internet & Catalog Retail - 0.07%
Audible, Inc.*	26,625	199,155

Leisure Equipment & Products - 0.01%
K2, Inc.*	1,475	20,149

Media - 5.73%
Acme Communications, Inc.*	12,250	64,680
Comcast Corp. - Class A*	94,450	3,841,281
DreamWorks Animation SKG, Inc. - Class A*	1,875	49,594
The E.W. Scripps Co. - Class A	99,700	4,931,162
Impresa S.A. (SGPS)* (Portugal) (Note 7)	9,075	50,723
Pearson plc (United Kingdom) (Note 7)	11,750	173,348
Playboy Enterprises, Inc. - Class B*	5,175	54,907
Reed Elsevier plc - ADR (United Kingdom) (Note 7)	4,500	203,895
Reuters Group plc (United Kingdom) (Note 7)	18,375	156,746
Scholastic Corp.*	1,900	59,698
Time Warner, Inc.	332,850	6,660,329
Wolters Kluwer N.V. (Netherlands) (Note 7)	4,150	114,072
		16,360,435

Multiline Retail - 0.03%
PPR (France) (Note 7)	625	93,235

Specialty Retail - 1.24%
Build-A-Bear Workshop, Inc.*	5,500	160,490
Douglas Holding AG (Germany) (Note 7)	3,825	184,992

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006
		Value
Pro-Blend® Maximum Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Consumer Discretionary (continued)
Specialty Retail (continued)
Kingfisher plc (United Kingdom) (Note 7)	610,250	$3,064,053
KOMERI Co. Ltd. (Japan) (Note 7)	2,500	86,155
Tractor Supply Co.*	1,125	54,472
		3,550,162

Textiles, Apparel & Luxury Goods - 0.04%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)	1,000	104,193
Total Consumer Discretionary		29,457,845

Consumer Staples - 9.60%
Beverages - 2.43%
The Coca-Cola Co.	141,875	6,628,400
Diageo plc (United Kingdom) (Note 7)	4,650	86,029
Heineken N.V. (Netherlands) (Note 7)	1,350	61,174
Kirin Brewery Co. Ltd. (Japan) (Note 7)	6,000	79,836
Scottish & Newcastle plc (United Kingdom) (Note 7)	8,150	87,671
		6,943,110

Food & Staples Retailing - 1.82%
Carrefour S.A. (France) (Note 7)	38,750	2,360,682
Pathmark Stores, Inc.*	6,075	61,540
Tesco plc (United Kingdom) (Note 7)	20,250	151,981
Wal-Mart Stores, Inc.	53,550	2,638,944
		5,213,147

Food Products - 4.19%
Cadbury Schweppes plc (United Kingdom) (Note 7)	27,750	279,194
Groupe Danone (France) (Note 7)	1,250	183,120
Lancaster Colony Corp.	375	15,206
Nestle S.A. (Switzerland) (Note 7)	12,825	4,382,588
Suedzucker AG (Germany) (Note 7)	2,600	64,134
Unilever plc - ADR (United Kingdom) (Note 7)	290,122	7,044,162
		11,968,404

Household Products - 0.05%
Kao Corp. (Japan) (Note 7)	2,000	52,506
Reckitt Benckiser plc (United Kingdom) (Note 7)	2,200	95,712
		148,218

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006
		Value
Pro-Blend® Maximum Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Consumer Staples (continued)
Personal Products - 1.11%
Clarins S.A. (France) (Note 7)	3,695	$255,798
The Estee Lauder Companies, Inc. - Class A	71,880	2,903,233
		3,159,031
Total Consumer Staples		27,431,910

Energy - 8.05%
Energy Equipment & Services - 6.69%
Abbot Group plc (United Kingdom) (Note 7)	36,775	211,125
APL ASA* (Norway) (Note 7)	7,175	49,855
Baker Hughes, Inc.	60,480	4,176,144
Cameron International Corp.*	48,275	2,418,577
Compagnie Generale de Geophysique S.A. (CGG)* (France) (Note 7)	2,600	439,615
Hydril Co.*	2,200	132,110
National-Oilwell Varco, Inc.*	54,836	3,312,094
Pride International, Inc.*	8,625	238,136
Schlumberger Ltd.	81,520	5,142,282
Weatherford International Ltd.*	73,170	3,005,824
		19,125,762

Oil, Gas & Consumable Fuels - 1.36%
BP plc (United Kingdom) (Note 7)	7,350	81,729
Eni S.p.A. (Italy) (Note 7)	6,075	183,186
Forest Oil Corp.*	1,700	55,488
Hess Corp.	76,790	3,255,896
Mariner Energy, Inc.*	1,375	27,252
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)	1,000	80,960
Royal Dutch Shell plc - Class B (United Kingdom) (Note 7)	2,514	90,049
Total S.A. (France) (Note 7)	1,600	108,315
		3,882,875
Total Energy		23,008,637

Financials - 9.36%
Capital Markets - 2.80%
The Bank of New York Co., Inc.	137,275	4,718,142
The Charles Schwab Corp.	5,400	98,388
Daiwa Securities Group, Inc. (Japan) (Note 7)	4,000	45,391
Deutsche Bank AG (Germany) (Note 7)	1,425	178,934
Franklin Resources, Inc.	975	111,111
Janus Capital Group, Inc.	6,225	124,998
Macquarie Bank Ltd. (Australia) (Note 7)	2,050	118,304

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006
		Value
Pro-Blend® Maximum Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Financials (continued)
Capital Markets (continued)
Mellon Financial Corp.[1]	2,550	$98,940
Merrill Lynch & Co., Inc.	1,800	157,356
Morgan Stanley	1,450	110,823
Nomura Holdings, Inc. (Japan) (Note 7)	2,300	40,615
SEI Investments Co.	38,005	2,138,921
W.P. Stewart & Co. Ltd. (Bermuda) (Note 7)	4,775	65,895
		8,007,818

Commercial Banks - 4.70%
Aareal Bank AG* (Germany) (Note 7)	3,950	168,204
ABN AMRO Holding N.V. (Netherlands) (Note 7)	11,625	338,971
Barclays plc (United Kingdom) (Note 7)	28,250	381,211
BNP Paribas (France) (Note 7)	1,050	115,432
Boston Private Financial Holdings, Inc.	4,225	116,779
The Chugoku Bank Ltd. (Japan) (Note 7)	5,000	65,675
Commerzbank AG (Germany) (Note 7)	3,075	108,852
Credit Agricole S.A. (France) (Note 7)	1,950	82,888
The Hachijuni Bank Ltd. (Japan) (Note 7)	9,000	63,725
HSBC Holdings plc (United Kingdom) (Note 7)	10,050	190,534
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	1,575	150,365
Huntington Bancshares, Inc.	2,075	50,651
KeyCorp	2,625	97,492
Marshall & Ilsley Corp.	2,175	104,270
Mitsubishi UFJ Financial Group, Inc. (Japan) (Note 7)	6	75,423
PNC Financial Services Group, Inc.	48,375	3,387,701
Royal Bank of Scotland Group plc (United Kingdom) (Note 7)	13,200	470,296
Societe Generale (France) (Note 7)	300	49,844
The Sumitomo Trust & Banking Co. Ltd. (Japan) (Note 7)	9,000	96,819
SunTrust Banks, Inc.	1,500	118,485
TCF Financial Corp.	5,150	134,055
U.S. Bancorp	111,275	3,765,546
UniCredito Italiano S.p.A. (Italy) (Note 7)	17,750	147,116
Wachovia Corp.	52,975	2,940,113
Wells Fargo & Co.	2,150	78,024
Zions Bancorporation	1,675	134,670
		13,433,141

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Maximum Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Financials (continued)
Consumer Finance - 0.03%
Capital One Financial Corp.	1,125	$89,246

Diversified Financial Services - 1.29%
Bank of America Corp.	58,500	3,151,395
Citigroup, Inc.	3,000	150,480
ING Groep N.V. (Netherlands) (Note 7)	2,575	114,055
JPMorgan Chase & Co.	4,325	205,178
Moody’s Corp.	900	59,670
		3,680,778

Insurance - 0.51%
Allianz SE (Germany) (Note 7)	2,750	508,633
Ambac Financial Group, Inc.	1,175	98,101
American International Group, Inc.	2,225	149,453
Axa (France) (Note 7)	2,675	101,895
MBIA, Inc.	1,575	97,681
Muenchener Rueckver AG (Germany) (Note 7)	1,300	210,319
Principal Financial Group, Inc.	975	55,078
Torchmark Corp.	825	50,886
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	4,675	177,790
		1,449,836

Thrifts & Mortgage Finance - 0.03%
BankAtlantic Bancorp, Inc. - Class A	3,025	39,627
Flagstar Bancorp, Inc.	3,025	45,466
		85,093
Total Financials		26,745,912

Health Care - 13.78%
Biotechnology - 0.20%
Amgen, Inc.*	2,575	195,468
Monogram Biosciences, Inc.*	64,300	117,026
Senomyx, Inc.*	5,750	88,665
Solexa, Inc.*	17,800	182,272
		583,431

Health Care Equipment & Supplies - 4.89%
Align Technology, Inc.*	6,675	92,515
Bausch & Lomb, Inc.	47,675	2,552,520
Biomet, Inc.	3,875	146,630
The Cooper Companies, Inc.	62,490	3,601,299
Cyberonics, Inc.*	9,800	176,694

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Maximum Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Health Care (continued)
Health Care Equipment & Supplies (continued)
Dexcom, Inc.*	21,750	$191,400
Edwards Lifesciences Corp.*	4,725	202,844
Foxhollow Technologies, Inc.*	11,350	397,364
IntraLase Corp.*	17,150	337,169
Inverness Medical Innovations, Inc.*	12,325	464,529
Kyphon, Inc.*	5,000	197,500
Medtronic, Inc.	84,210	4,099,343
Mentor Corp.	3,400	159,120
OraSure Technologies, Inc.*	39,000	302,640
ResMed, Inc.*	5,950	261,741
Respironics, Inc.*	3,725	131,567
Straumann Holding AG (Switzerland) (Note 7)	675	153,458
Wright Medical Group, Inc.*	19,700	486,787
		13,955,120

Health Care Providers & Services - 0.44%
AMN Healthcare Services, Inc.*	15,500	391,995
Cross Country Healthcare, Inc.*	14,950	289,432
Healthways, Inc.*	1,550	65,643
Patterson Companies, Inc.*	2,750	90,338
Tenet Healthcare Corp.*	36,825	259,985
Triad Hospitals, Inc.*	4,625	171,264
		1,268,657

Health Care Technology - 2.60%
AMICAS, Inc.*	100,550	316,732
Eclipsys Corp.*	140,560	2,978,466
Emdeon Corp.*	305,905	3,563,793
iSOFT Group plc (United Kingdom) (Note 7)	210,000	182,243
Merge Technologies, Inc.*	20,225	155,935
WebMD Health Corp. - Class A*	6,500	236,990
		7,434,159

Life Sciences Tools & Services - 2.78%
Affymetrix, Inc.*	79,205	2,019,727
Caliper Life Sciences, Inc.*	42,717	217,857
Charles River Laboratories International, Inc.*	6,050	259,666
Invitrogen Corp.*	32,400	1,879,524
PerkinElmer, Inc.	166,825	3,563,382
		7,940,156

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006
		Value
Pro-Blend® Maximum Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Health Care (continued)
Pharmaceuticals - 2.87%
AstraZeneca plc (United Kingdom) (Note 7)	675	$39,885
AstraZeneca plc - ADR (United Kingdom) (Note 7)	1,500	88,050
GlaxoSmithKline plc (United Kingdom) (Note 7)	5,575	148,865
Novartis AG - ADR (Switzerland) (Note 7)	117,075	7,109,965
Sanofi-Aventis (France) (Note 7)	837	71,135
Sanofi-Aventis - ADR (France) (Note 7)	5,675	242,266
Shire plc (United Kingdom) (Note 7)	5,850	106,724
Takeda Pharmaceutical Co. Ltd. (Japan) (Note 7)	800	51,377
Valeant Pharmaceuticals International	17,525	327,367
		8,185,634
Total Health Care		39,367,157

Industrials - 8.60%
Aerospace & Defense - 1.22%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	81,425	3,389,723
Hexcel Corp.*	6,000	97,140
		3,486,863

Air Freight & Logistics - 1.25%
Deutsche Post AG (Germany) (Note 7)	3,975	109,921
TNT N.V. (Netherlands) (Note 7)	4,850	186,662
United Parcel Service, Inc. - Class B	43,645	3,288,651
		3,585,234

Airlines - 1.80%
AirTran Holdings, Inc.*	7,650	76,270
AMR Corp.*	1,275	36,134
Continental Airlines, Inc. - Class B*	900	33,192
Deutsche Lufthansa AG (Germany) (Note 7)	6,550	150,702
JetBlue Airways Corp.*	163,125	2,048,850
Southwest Airlines Co.	185,350	2,785,811
		5,130,959

Commercial Services & Supplies - 1.15%
ChoicePoint, Inc.*	2,150	78,238
Covanta Holding Corp.*	2,700	54,891
The Dun & Bradstreet Corp.*	40,875	3,157,185
		3,290,314

Construction & Engineering - 0.02%
Quanta Services, Inc.*	3,450	63,135

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006
		Value
Pro-Blend® Maximum Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Industrials (continued)
Electrical Equipment - 0.13%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland) (Note 7)	13,400	$199,928
Gamesa Corporacion Tecnologica S.A. (Spain) (Note 7)	3,225	74,036
Hubbell, Inc. - Class B	1,200	59,424
Plug Power, Inc.*	8,200	32,718
		366,106

Industrial Conglomerates - 2.91%
3M Co.	61,925	4,882,167
Sonae S.A. (SGPS) (Portugal) (Note 7)	33,275	63,269
Tyco International Ltd. (Bermuda) (Note 7)	114,525	3,370,471
		8,315,907

Machinery - 0.10%
AGCO Corp.*	2,125	56,844
Bucyrus International, Inc. - Class A	1,500	62,850
FANUC Ltd. (Japan) (Note 7)	500	43,398
Heidelberger Druckmaschinen AG (Germany) (Note 7)	1,275	58,085
Wabtec Corp.	1,975	61,995
		283,172

Trading Companies & Distributors - 0.02%
United Rentals, Inc.*	2,300	54,487
Total Industrials		24,576,177

Information Technology - 16.87%
Communications Equipment - 3.66%
Blue Coat Systems, Inc.*	15,975	356,242
Cisco Systems, Inc.*	212,275	5,122,196
ECI Telecom Ltd.* (Israel) (Note 7)	37,200	276,024
Ixia*	20,725	189,634
Juniper Networks, Inc.*	201,570	3,471,035
Plantronics, Inc.	3,250	68,608
RADWARE Ltd.* (Israel) (Note 7)	20,325	296,745
Spirent Communications plc* (United Kingdom) (Note 7)	344,400	371,135
Tandberg ASA (Norway) (Note 7)	26,125	301,878
		10,453,497

Computers & Peripherals - 2.51%
Avid Technology, Inc.*	6,425	232,071
EMC Corp.*	566,900	6,944,525
		7,176,596

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006

		Value
Pro-Blend® Maximum Term Series	Shares	(Note 2)

COMMON STOCKS (continued)
Information Technology (continued)
Electronic Equipment & Instruments - 0.11%
KEYENCE Corp. (Japan) (Note 7)	220	$48,726
LoJack Corp.*	13,725	273,951
		322,677

IT Services - 4.78%
Automatic Data Processing, Inc.	95,750	4,733,880
CheckFree Corp.*	78,475	3,098,193
Fiserv, Inc.*	1,300	64,220
MoneyGram International, Inc.	4,000	136,840
RightNow Technologies, Inc.*	24,600	406,392
Western Union Co.*	236,915	5,223,976
		13,663,501

Semiconductors & Semiconductor Equipment - 0.14%
Cabot Microelectronics Corp.*	4,175	119,196
Genesis Microchip, Inc.*	17,350	177,837
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	9,905	96,079
		393,112

Software - 5.67%
Agile Software Corp.*	27,750	187,035
Amdocs Ltd.* (Guernsey) (Note 7)	16,675	646,323
Borland Software Corp.*	64,225	354,522
Cognos, Inc.* (Canada) (Note 7)	3,925	143,184
Electronic Arts, Inc.*	56,180	2,971,360
Kronos, Inc.*	7,975	270,352
Misys plc (United Kingdom) (Note 7)	14,250	55,377
NAVTEQ Corp.*	96,700	3,210,440
Salesforce.com, Inc.*	86,025	3,356,696
SAP AG (Germany) (Note 7)	800	158,746
Symantec Corp.*	214,175	4,249,232
Take-Two Interactive Software, Inc.*	7,500	104,925
TIBCO Software, Inc.*	32,825	303,631
UbiSoft Entertainment S.A.* (France) (Note 7)	2,850	175,879
		16,187,702
Total Information Technology		48,197,085

Materials - 3.09%
Chemicals - 3.07%
Arkema* (France) (Note 7)	40	1,952
Bayer AG (Germany) (Note 7)	3,900	195,637
Lonza Group AG (Switzerland) (Note 7)	27,550	2,126,558
Minerals Technologies, Inc.	43,750	2,413,250

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006
	Shares/	Value
Pro-Blend® Maximum Term Series	Principal Amount	(Note 2)

COMMON STOCKS (continued)
Materials (continued)
Chemicals (continued)
The Scotts Miracle-Gro Co. - Class A	81,510	$4,031,485
		8,768,882

Paper & Forest Products - 0.02%
Louisiana-Pacific Corp.	3,125	61,813
Total Materials		8,830,695

Telecommunication Services - 1.14%
Diversified Telecommunication Services - 0.06%
Swisscom AG - ADR (Switzerland) (Note 7)	3,425	119,772
Telenor ASA - ADR (Norway) (Note 7)	1,300	61,971
		181,743

Wireless Telecommunication Services - 1.08%
Vodafone Group plc - ADR (United Kingdom) (Note 7)	119,096	3,078,632
Total Telecommunication Services		3,260,375

Utilities - 3.86%
Electric Utilities - 2.54%
Allegheny Energy, Inc.*	78,775	3,389,688
American Electric Power Co., Inc.	86,245	3,573,130
E.ON AG (Germany) (Note 7)	2,075	248,029
Westar Energy, Inc.	1,825	46,209
		7,257,056

Multi-Utilities - 1.32%
Aquila, Inc.*	29,950	137,470
National Grid plc (United Kingdom) (Note 7)	9,300	118,844
Suez S.A. (France) (Note 7)	1,725	77,176
Xcel Energy, Inc.	155,350	3,428,575
		3,762,065
Total Utilities		11,019,121

TOTAL COMMON STOCKS
(Identified Cost $209,160,149)		241,894,914

WARRANTS - 0.00%**
Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011
(Identified Cost $2,672)	4,132	6,198

U.S. TREASURY BONDS - 8.70%
U.S. Treasury Bond, 5.50%, 8/15/2028
(Identified Cost $23,248,284)	$22,705,000	24,851,326

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2006
	Shares/	Value
Pro-Blend® Maximum Term Series	Principal Amount	(Note 2)

SHORT-TERM INVESTMENTS - 6.79%
Dreyfus Treasury Cash Management - Institutional Shares	9,451,855	$9,451,855
Fannie Mae Discount Note, 12/20/2006	$5,000,000	4,966,525
U.S. Treasury Bill, 12/21/2006	5,000,000	4,965,079

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $19,383,047)		19,383,459

TOTAL INVESTMENTS - 100.15%
(Identified Cost $251,794,152)		286,135,897

LIABILITIES, LESS OTHER ASSETS - (0.15%)		(421,821)

NET ASSETS - 100%		$285,714,076

*Non-income producing security
**Less than 0.01%
ADR - American Depository Receipt
1Mellon Financial Corp. is the parent company of Mellon Trust of New England N.A., the Fund's custodian.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro Blend® Maximum Term Series

October 31, 2006

ASSETS:

Investments, at value (identified cost $251,794,152) (Note 2)	$286,135,897
Foreign currency, at value (cost $5,075)	5,161
Receivable for securities sold	1,037,919
Receivable for fund shares sold	301,379
Interest receivable	264,686
Dividends receivable	147,063
Foreign tax reclaims receivable	80,599

TOTAL ASSETS	287,972,704

LIABILITIES:

Accrued management fees (Note 3)	230,103
Accrued fund accounting and transfer agent fees (Note 3)	20,850
Accrued Chief Compliance Officer service fees (Note 3)	570
Payable for securities purchased	1,878,058
Payable for fund shares repurchased	79,217
Audit fees payable	33,692
Other payables and accrued expenses	16,138

TOTAL LIABILITIES	2,258,628

TOTAL NET ASSETS	$285,714,076

NET ASSETS CONSIST OF:

Capital stock	$155,686
Additional paid-in-capital	231,055,807
Undistributed net investment income	1,606,945
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	18,552,920
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	34,342,718

TOTAL NET ASSETS	$285,714,076

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($285,714,076/15,568,579 shares)	$18.35

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro Blend® Maximum Term Series

For the Year Ended October 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $80,509)	$3,291,111
Interest	1,422,677

Total Investment Income	4,713,788

EXPENSES:

Management fees (Note 3)	2,244,690
Fund accounting and transfer agent fees (Note 3)	216,083
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	5,698
Custodian fees	34,099
Miscellaneous	92,516

Total Expenses	2,600,186

NET INVESTMENT INCOME	2,113,602

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments	18,901,827
Foreign currency and other assets and liabilities	1,803

18,903,630

Net change in unrealized appreciation on -
Investments	18,945,704
Foreign currency and other assets and liabilities	3,782

18,949,486

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	37,853,116

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,966,718

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	For the	For the
	Year Ended	Year Ended
	10/31/06	10/31/05

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,113,602	$819,906
Net realized gain on investments and foreign currency	18,903,630	14,702,711
Net change in unrealized appreciation on investments and foreign currency	18,949,486	5,487,987

Net increase from operations	39,966,718	21,010,604

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(1,013,785)	(510,850)
From net realized gain on investments	(14,737,690)	(3,198,199)

Total distributions to shareholders	(15,751,475)	(3,709,049)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	74,951,894	37,498,088

Net increase in net assets	99,167,137	54,799,643

NET ASSETS:

Beginning of year	186,546,939	131,747,296

End of year (including undistributed net investment income of $1,606,945 and $505,400, respectively)	$285,714,076	$186,546,939

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series

	For the Years Ended
	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$16.79	$15.00	$13.05	$10.86	$12.85

Income (loss) from investment operations:
Net investment income	0.14	0.08	0.04	0.04	0.11
Net realized and unrealized gain (loss) on investments	2.80	2.11	1.94	2.25	(1.36)

Total from investment operations	2.94	2.19	1.98	2.29	(1.25)

Less distributions to shareholders:
From net investment income	(0.08)	(0.05)	(0.03)	(0.10)	(0.15)
From net realized gain on investments	(1.30)	(0.35)	-	-	(0.59)

Total distributions to shareholders	(1.38)	(0.40)	(0.03)	(0.10)	(0.74)

Net asset value - End of year	$18.35	$16.79	$15.00	$13.05	$10.86

Total return[1]	18.87%	14.84%	15.20%	21.20%	(10.68%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.16%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.94%	0.51%	0.31%	0.37%	0.97%

Portfolio turnover	56%	61%	68%	73%	99%

Net assets - End of year (000's omitted)	$285,714	$186,547	$131,747	$91,859	$62,482

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

N/A	0.02%	0.06%	0.09%	0.16%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the "Series") are no-load diversified series of Manning & Napier Fund, Inc. (the "Fund"), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash, and is managed according to specific goals. The goals are as follows: Pro-Blend® Conservative Term Series - primary goal is preservation of capital; secondary goal is long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary goal is long-term growth of capital; secondary goal is preservation of capital. Pro-Blend® Maximum Term Series - primary goal is long-term growth of capital.

Each Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of each Series are offered to investors and employees of Manning & Napier Advisors, Inc. (the “Advisor”) and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 37.5 million each have been designated as Pro-Blend® Conservative Term Series Class A, Pro-Blend® Moderate Term Series Class A and Pro-Blend® Extended Term Series Class A common stock, and 75 million have been designated as Pro-Blend® Maximum Term Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors (the “Board”).

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)
Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted previously.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment
Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)
maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series account for such dollar rolls as purchases and sales. Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series had TBA dollar rolls outstanding as of October 31, 2006, which are included in Payable for Purchases of Delayed Delivery Securities on the Statement of Assets and Liabilities.

Restricted Securities
Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Federal Taxes
Each Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.80% for Pro-Blend® Conservative Term Series and 1.00% for Pro-Blend® Moderate Term Series,

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2008, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.00% for Pro-Blend® Conservative Term Series Class A and 1.20% for Pro-Blend® Moderate Term Series Class A, Pro-Blend® Extended Term Series Class A and Pro-Blend® Maximum Term Series Class A, of average daily net assets each year. Accordingly, the Advisor waived fees of $42,292 for the Pro-Blend® Conservative Term Series Class A for the year ended October 31, 2006, which is reflected as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2006, the Advisor did not waive its management fee or reimburse any expenses of the Pro-Blend® Moderate Term Series Class A, Pro-Blend® Extended Term Series Class A or the Pro-Blend® Maximum Term Series Class A. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

Notes to Financial Statements

4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were as follows:

	Purchases		Sales
	Other		Other
Series	Issuers	Government	Issuers	Government
Pro-Blend® Conservative Term Series	$14,700,384	$39,992,935	$9,374,427	$13,447,246
Pro-Blend® Moderate Term Series	121,370,989	127,853,141	83,339,768	75,627,251
Pro-Blend® Extended Term Series	203,827,176	163,701,274	184,229,948	135,966,370
Pro-Blend® Maximum Term Series	163,231,722	13,285,215	117,927,914	-

An employee of The BISYS Group, Inc. serves as an officer of the Fund. Therefore, The BISYS Group, Inc. is considered an “affiliated company”, as defined in the 1940 Act. The following transactions were effected in shares of The BISYS Group, Inc. for the year ended October 31, 2006:

	Purchases		Sales
Series	Shares	Cost	Shares	Proceeds	Realized Gain	Income
Pro-Blend® Conservative Term Series	525	$8,063	900	$13,898	$299	$-
Pro-Blend® Moderate Term Series	4,675	71,780	7,800	120,451	2,562	-
Pro-Blend® Extended Term Series	1,700	21,610	11,675	180,290	11,294	-
Pro-Blend® Maximum Term Series	5,125	78,114	10,150	156,747	4,312	-

As of October 31, 2006, the Series did not hold any shares of affiliated companies.

5. CAPITAL STOCK TRANSACTIONS

Transactions in Class A Shares:

	For the Year		For the Year
	Ended 10/31/06		Ended 10/31/05
	Shares	Amount	Shares	Amount
Pro-Blend® Conservative Term Series:
Sold	3,009,966	$35,659,270	2,486,041	$29,174,655
Reinvested	184,871	2,139,923	62,395	725,869
Repurchased	(1,238,815)	(14,659,968)	(1,017,739)	(11,922,975)
Total	1,956,022	$23,139,225	1,530,697	$17,977,549

Notes to Financial Statements

5. CAPITAL STOCK TRANSACTIONS (continued)

Transactions in Class A Shares:
	For the Year		For the Year
	Ended 10/31/06		Ended 10/31/05
Pro-Blend® Moderate Term Series:	Shares	Amount	Shares	Amount
Sold	9,634,665	$122,654,372	9,434,594	$116,071,318
Reinvested	959,265	11,751,483	237,797	2,888,656
Repurchased	(3,647,779)	(46,290,436)	(2,803,293)	(34,666,397)
Total	6,946,151	$88,115,419	6,869,098	$84,293,577

Pro-Blend® Extended Term Series:
Sold	7,260,181	$115,245,329	6,716,503	$102,280,390
Reinvested	1,665,492	25,152,958	612,734	9,149,153
Repurchased	(3,779,043)	(59,780,442)	(3,290,122)	(50,114,190)
Total	5,146,630	$80,617,845	4,039,115	$61,315,353

Pro-Blend® Maximum Term Series:
Sold	6,055,159	$102,468,626	4,007,333	$64,636,511
Reinvested	992,699	15,692,899	235,083	3,705,502
Repurchased	(2,592,617)	(43,209,631)	(1,912,268)	(30,843,925)
Total	4,455,241	$74,951,894	2,330,148	$37,498,088

The Advisor owned 28,906 shares of the Pro-Blend® Conservative Term Series (0.5% of shares outstanding) valued at $356,989 and 24,250 shares of the Pro-Blend® Maximum Term Series (0.2% of shares outstanding) valued at $444,988 on October 31, 2006.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2006.

7. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

Notes to Financial Statements

8. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies and market discount. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	Pro-Blend® Conservative Term Series		Pro-Blend® Moderate Term Series

	For the Year	For the Year	For the Year	For the Year
	Ended 10/31/06	Ended 10/31/05	Ended 10/31/06	Ended 10/31/05

Ordinary income	$1,193,410	$555,021	$4,957,551	$1,601,784
Long-term capital gains	960,513	173,416	6,864,491	1,298,802

	Pro-Blend® Extended Term Series		Pro-Blend® Maximum Term Series
	For the Year	For the Year	For the Year	For the Year
	Ended 10/31/06	Ended 10/31/05	Ended 10/31/06	Ended 10/31/05

Ordinary income	$9,116,789	$3,536,372	$6,006,845	$489,376
Long-term capital gains	16,373,571	5,666,621	9,744,630	3,219,673

Pursuant to Section 852 of the Internal Revenue Code, as amended, each Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended October 31, 2006.

Notes to Financial Statements

8. FEDERAL INCOME TAX INFORMATION (continued)

At October 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

	Pro-Blend®	Pro-Blend®	Pro-Blend®	Pro-Blend®
	Conservative	Moderate	Extended	Maximum
	Term Series	Term Series	Term Series	Term Series

Cost for federal income tax purposes	$69,784,790	$286,916,596	$446,784,803	$252,388,190

Unrealized appreciation	$3,154,933	$22,649,873	$58,187,493	$35,347,059
Unrealized depreciation	(302,761)	(1,675,189)	(2,710,290)	(1,599,352)

Net unrealized appreciation	$2,852,172	$20,974,684	$55,477,203	$33,747,707
Undistributed ordinary income	1,704,778	7,952,966	13,548,884	6,767,262
Undistributed long-term capital gains	922,945	7,489,738	24,179,313	13,986,641
9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective for fiscal periods beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of - Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each a Series of Manning & Napier Fund, Inc., hereafter collectively referred to as the "Series") at October 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
December 13, 2006

Supplemental Tax Information (unaudited)

For federal income tax purposes, each of the Series designate for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI

Pro-Blend® Conservative Term Series	$380,805
Pro-Blend® Moderate Term Series	1,538,042
Pro-Blend® Extended Term Series	3,484,081
Pro-Blend® Maximum Term Series	2,178,868

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%

Pro-Blend® Conservative Term Series	5.8%
Pro-Blend® Moderate Term Series	12.2%
Pro-Blend® Extended Term Series	18.6%
Pro-Blend® Maximum Term Series	43.4%

Directors' and Officers' Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site              http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov
On the Advisor’s web site                    http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

ITEM 2: CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant's Board of Directors to be Audit Committee Financial Experts. The members of the Audit Committee are: Harris H. Rusitzky and Stephen B. Ashley. All Audit Committee members are independent under applicable rules. This designation will not increase the designee's duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:  PRINCIPAL ACCOUNTANT FEES AND SERVICES:

Principal Accountant Fees and Services
Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Tax Managed Series, Equity Series, and Overseas Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2006 and 2005 were:

	2006	2005

Audit Fees (a)	$183,215	$172,024

Audit Related Fees (b)	-	-

Tax Fees (c)	43,225	41,150

All Other Fees (d)	-	-

	$226,440	$213,174

(a)	Audit Fees
These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees
These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees
These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees
These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2006 and 2005.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee
The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:
i)	Directly relate to the Fund’s operations and financial reporting; and
ii)
Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2006	2005

Audit Related Fees	$9,317	$6,024

Tax Fees	-	-

	$9,317	$6,024

The Audit Related fees for the years ended October 31, 2006 and 2005 were for 17Ad-13 internal control examinations, a license for proprietary automated financial statement disclosure software and a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2006 and 2005.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2006 and 2005 were $43,225 and $41,150, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $9,317 and $51,129, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, that did not require pre-approval, is compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6: SCHEDULE OF INVESTMENTS

See Investment Portfolios under Item 1 on this Form N-CSR.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11: CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds' disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds' Principal Executive Officer and Principal Financial Officer have concluded that the Funds' disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds' officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds' internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds' internal control over financial reporting.

ITEM 12: EXHIBITS

(a)(1) Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex-99.CERT.

(a)(3) Not applicable.

(b) A certification of the Registrant's principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz

B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.
December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz

B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.
December 28, 2006

/s/ Christine Glavin

Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.
December 28, 2006